                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5030

                             Columbia Funds Trust V
               (Exact name of registrant as specified in charter)

            One Financial Center, Boston, Massachusetts      02111
              (Address of principal executive offices)    (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698

Date of fiscal year end: 03/31/05

Date of reporting period: 03/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

                                    [GRAPHIC]



                                   COLUMBIA
                                  INDEX FUNDS

                                 Annual Report
                                March 31, 2005

                    PRESIDENT'S MESSAGE
                                                  -----------------------------
                                        Columbia Index Funds

[PHOTO]



Dear Shareholder:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 8 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.
Table of Contents


                    Economic Update.....................  1

                    Columbia Large Company Index Fund...  2

                    Columbia Small Company Index Fund...  6

                    Columbia U.S. Treasury Index Fund... 10

                    Investment Portfolio................ 14

                    Statements of Assets and Liabilities 30

                    Statements of Operations............ 32

                    Statements of Changes in Net Assets. 33

                    Notes to Financial Statements....... 35

                    Financial Highlights................ 41

                    Report of Independent
                    Registered Public Accounting Firm... 47

                    Unaudited Information............... 48

                    Trustees............................ 49

                    Officers............................ 51

                    Board Consideration and Approval of
                    Investment Advisory Agreements...... 52

                    Columbia Funds...................... 55

                    Important Information
                    About This Report................... 57


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.


                           --------------------------
                           Not FDIC May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

                      ECONOMIC UPDATE
                                                -----------------------------
                                      Columbia Index Funds

The US economy moved ahead at a healthy pace during the 12-month period that began April 1, 2004 and ended March 31, 2005. Gross domestic product (GDP) expanded at an estimated annualized rate of 3.5% as job growth helped buoy consumer spending and rising profits boosted business spending. Higher energy prices put something of a damper on growth as the period wore on -- enough to slow the pace of economic growth to 3.1% in the first quarter of 2005.

Job growth dominated the economic news and drove consumer confidence readings that moved up and down, depending on the number of new jobs reported. Overall, consumers remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

Consumer spending grew during the period, as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace. Yet, business spending was not as robust as expected, given a maturing economic cycle, two straight years of double-digit profit growth and a significant build-up of cash on corporate balance sheets.

Stocks outperformed bonds

Buoyed by strong gains in the fourth quarter of 2004, the S&P 500 Index returned 6.69% for the period. Returns were lackluster throughout most of 2004, but most segments of the stock market bounced back after the presidential election was settled in November. However, stocks retreated early in 2005 as rising energy prices and higher interest rates turned investors cautious once again. Small and mid-cap stocks did significantly better than large cap stocks, and value stocks led growth stocks by a significant margin. Energy and utilities were the best performing sectors.

Bonds deliver modest gains

The US bond market managed to deliver a positive return despite rising interest rates in the final six weeks of the period. The yield on the 10-year Treasury bond, a bellwether for the bond market, rose to about 4.5%, but it settled back down at the end of the period.

In this environment, the Lehman Brothers Aggregate Bond Index returned 1.15% for the 12-month period. High-yield bonds led the fixed income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe. However, the riskiest bonds were the hardest hit when the bond market pulled back and high-yield bonds gave back some of their gains in the final months of the period. The Merrill Lynch US High Yield, Cash Pay Index returned 6.79%.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 2.75% in seven one-quarter percentage point steps during the period./1/ The Fed indicated early on that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures. So far, it has kept its word. However, the Fed left the door open for more aggressive action in remarks made on the economy and inflation when it met in March.
/1/On May 3, 2005, the Fed Funds rate was raised to 3.00%.
Summary
For the 12-month period ended March 31, 2005

.. Stocks outperformed bonds, as measured by the S&P 500 Index. Foreign stocks did even better than domestic stocks, as measured by the MSCI EAFE Index.

                                    [GRAPHIC]

S&P 500 Index          MSCI Index
    6.69%                15.06%

..  Bonds chalked up modest gains as measured by the Lehman Brothers Aggregate
   Bond Index. High-yield bonds led the fixed income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index. However, they gave back some of their return in the last months of the period.

                                    [GRAPHIC]

  Lehman Index          Merrill Lynch Index
   1.15%                     6.79%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.
The MSCI EAFE Index is an unmanaged market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.
The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated non-convertible investment grade debt issues.
The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

                  PERFORMANCE INFORMATION
                                                   ----------------------------
                            Columbia Large Company Index Fund

Performance of a $10,000 investment 04/01/95 - 03/31/05 ($)

                          sales charge without  with
                          ---------------------------
                          Class A      26,885  25,341
                          ---------------------------
                          Class B      26,390  26,390
                          ---------------------------
                          Class C      26,454  26,454
                          ---------------------------
                          Class Z      27,014     n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates. Value of a $10,000 investment 04/01/95 - 03/31/05




                         Class A shares        Class A shares      S & P 500
                      without sales charge   with sales charge       Index
                              10000                 9,425             10000
     04/30/1995              10,292                 9,700            10,294
      5/31/1995              10,699                10,083            10,706
     06/30/1995              10,944                10,314            10,954
      7/31/1995              11,307                10,657            11,318
      8/31/1995              11,333                10,681            11,346
      9/30/1995              11,805                11,127            11,825
     10/31/1995              11,766                11,090            11,782
     11/30/1995              12,285                11,579            12,300
     12/31/1995              12,516                11,797            12,537
     01/31/1996              12,937                12,193            12,963
      2/29/1996              13,055                12,304            13,084
     03/31/1996              13,180                12,422            13,209
      4/30/1996              13,364                12,596            13,404
      5/31/1996              13,700                12,912            13,749
      6/30/1996              13,759                12,968            13,802
     07/31/1996              13,155                12,398            13,192
      8/31/1996              13,418                12,646            13,470
      9/30/1996              14,167                13,352            14,228
     10/31/1996              14,568                13,730            14,621
     11/30/1996              15,651                14,751            15,726
     12/31/1996              15,338                14,456            15,415
      1/31/1997              16,292                15,356            16,378
      2/28/1997              16,421                15,477            16,506
      3/31/1997              15,726                14,822            15,828
      4/30/1997              16,667                15,709            16,773
      5/31/1997              17,669                16,653            17,794
      6/30/1997              18,458                17,397            18,591
      7/31/1997              19,909                18,764            20,071
      8/31/1997              18,798                17,717            18,947
      9/30/1997              19,813                18,674            19,985
     10/31/1997              19,154                18,052            19,318
     11/30/1997              20,033                18,881            20,212
     12/31/1997              20,371                19,200            20,560
      1/31/1998              20,589                19,405            20,788
      2/28/1998              22,063                20,795            22,287
      3/31/1998              23,167                21,835            23,428
      4/30/1998              23,405                22,059            23,665
      5/31/1998              22,998                21,676            23,258
      6/30/1998              23,913                22,538            24,202
      7/31/1998              23,646                22,286            23,946
      8/31/1998              20,233                19,070            20,483
      9/30/1998              21,518                20,281            21,796
     10/31/1998              23,268                21,930            23,568
     11/30/1998              24,668                23,250            24,996
     12/31/1998              26,089                24,589            26,436
      1/31/1999              27,180                25,617            27,541
      2/28/1999              26,335                24,820            26,684
      3/31/1999              27,372                25,798            27,752
      4/30/1999              28,418                26,784            28,826
      5/31/1999              27,736                26,141            28,146
      6/30/1999              29,264                27,581            29,708
      7/31/1999              28,345                26,715            28,781
      8/31/1999              28,189                26,568            28,640
      9/30/1999              27,403                25,827            27,855
     10/31/1999              29,124                27,449            29,618
     11/30/1999              29,694                27,987            30,219
     12/31/1999              31,435                29,627            31,999
      1/31/2000              29,838                28,122            30,393
      2/29/2000              29,253                27,571            29,819
      3/31/2000              32,082                30,237            32,735
      4/30/2000              31,161                29,369            31,750
      5/31/2000              30,513                28,758            31,099
      6/30/2000              31,266                29,469            31,867
      7/31/2000              30,816                29,044            31,370
      8/31/2000              32,727                30,845            33,318
      9/30/2000              30,999                29,216            31,559
     10/31/2000              30,869                29,094            31,426
     11/30/2000              28,411                26,778            28,950
     12/31/2000              28,576                26,933            29,091
      1/31/2001              29,562                27,862            30,124
      2/28/2001              26,875                25,330            27,377
      3/31/2001              25,166                23,719            25,641
      4/30/2001              27,096                25,538            27,634
      5/31/2001              27,267                25,699            27,819
      6/30/2001              26,596                25,067            27,143
      7/31/2001              26,322                24,808            26,877
      8/31/2001              24,666                23,248            25,194
      9/30/2001              22,683                21,379            23,159
     10/31/2001              23,112                21,783            23,601
     11/30/2001              24,871                23,441            25,411
     12/31/2001              25,077                23,635            25,635
      1/31/2002              24,711                23,290            25,260
      2/28/2002              24,236                22,843            24,773
      3/31/2002              25,140                23,695            25,704
      4/30/2002              23,607                22,249            24,147
      5/31/2002              23,425                22,078            23,968
      6/30/2002              21,755                20,504            22,261
      7/31/2002              20,121                18,964            20,527
      8/31/2002              20,248                19,084            20,661
      9/30/2002              18,049                17,011            18,415
     10/31/2002              19,628                18,500            20,035
     11/30/2002              20,769                19,574            21,215
     12/31/2002              19,545                18,422            19,970
      1/31/2003              19,037                17,943            19,447
      2/28/2003              18,750                17,672            19,155
      3/31/2003              18,917                17,829            19,341
      4/30/2003              20,453                19,277            20,935
      5/31/2003              21,498                20,262            22,038
      6/30/2003              21,758                20,507            22,320
      7/31/2003              22,136                20,864            22,713
      8/31/2003              22,553                21,256            23,156
      9/30/2003              22,302                21,020            22,910
     10/31/2003              23,542                22,189            24,207
     11/30/2003              23,728                22,364            24,420
     12/31/2003              24,953                23,518            25,700
      1/31/2004              25,394                23,934            26,173
      2/29/2004              25,732                24,252            26,536
      3/31/2004              25,328                23,872            26,136
      4/30/2004              24,925                23,492            25,725
      5/31/2004              25,254                23,802            26,078
      6/30/2004              25,734                24,255            26,584
     07/31/2004              24,870                23,440            25,704
      8/31/2004              24,954                23,519            25,807
     09/30/2004              25,209                23,759            26,085
     10/31/2004              25,584                24,113            26,484
     11/30/2004              26,597                25,068            27,557
     12/31/2004              27,488                25,908            28,494
      1/31/2005              26,807                25,265            27,799
     02/28/2005              27,370                25,796            28,382
      3/31/2005              26,885                25,341            27,873



The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.
Average annual total return as of 03/31/05 (%)

        Share class        A             B             C          Z
        ---------------------------------------------------------------
        Inception      12/09/02      12/09/02      12/09/02    10/01/90
        ---------------------------------------------------------------
        Sales charge without with  without with  without with  without
        ---------------------------------------------------------------
        1-year         6.11  -0.01   5.29   0.29   5.32   4.32   6.31
        ---------------------------------------------------------------
        5-year        -3.47  -4.61  -3.83  -4.13  -3.78  -3.78  -3.38
        ---------------------------------------------------------------
        10-year       10.40   9.74  10.19  10.19  10.22  10.22  10.45
        ---------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.
Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Class A, B, and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

UNDERSTANDING YOUR EXPENSES
                                       ----------------------------------
                  Columbia Large Company Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia Funds
   Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,066.17   1,022.54    2.47       2.42            0.48
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,062.38   1,018.80    6.32       6.19            1.23
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,062.63   1,018.80    6.33       6.19            1.23
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      1,067.51   1,023.44    1.55       1.51            0.30
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the Investment Advisor/Administrator not waived a portion of class Z shares' expenses, class Z shares' total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                 PORTFOLIO MANAGER'S REPORT
                                                     --------------------------
                             Columbia Large Company Index Fund

For the 12 months ended March 31, 2005, Columbia Large Company Index Fund Class A shares returned 6.11% without sales charge; the S&P 500 returned 6.69%. Sharp increases in oil and gas prices helped the earnings of companies engaged in energy-related businesses, from exploration to refining to distribution. Businesses focused on raw materials, especially iron and steel, also performed well due to sustained demand from China for products necessary to build roads, airports, utilities and other infrastructure-related projects. By contrast, negative product news and regulatory scrutiny brought hard times to companies in the financial services and pharmaceutical sectors.

Profitable companies and dedicated consumers bolster market performance

Despite ongoing conflict in Iraq, higher short-term interest rates and elevated energy costs, 2004 was a good year for the US stock market, thanks to a strong stock market rally in the fourth quarter. However, stocks gave back some of their returns early in 2005, as the market stalled on concerns about profit growth and the resilience of the economy. In this environment, small-cap stocks led the performance of large-cap stocks. Consumer spending remained strong and business spending picked up, which helped support earnings growth across a broad range of industries. Energy, utilities, industrials and materials were the strongest performing sectors for the index. Other consumer-focused industries, such as consumer staples, consumer discretionary, and telecommunications also delivered solid returns.

Energy stocks dominate

With the price of oil hovering around a historical high of more than $50/barrel, energy companies delivered impressive returns and helped lead the large-cap market over the reporting period. Most stocks held by the fund in this sector achieved commendable returns, including the fund's second largest holding, Exxon Mobil (+46.58%). Valero Energy, a top US oil refiner, announced solid earnings and saw its share price soar 129%. TXU, a utility holding that provides electricity and energy-related services, rose 184% for the fund over the period. China's draw for raw materials to build its infrastructure brought significant business benefits to US companies engaged in iron and steel production. The largest producer of steel in the United States, NuCor, had its best year ever, gaining over 90% for the fund.

External events bring unexpected pressure

Information technology, financials, and health care stocks were the market's weakest performers for the reporting period. Apple Computer's new product announcements and earnings growth propelled its stock up


Summary

.. The fund's class A shares returned 6.11% without sales charge for the 12-month period ended March 31, 2005.

.. A rally in the fourth quarter of 2004 helped the fund and its benchmark achieve a solid gain for the period.

.. Energy, utilities, industrial and materials stocks were the periods strongest performers. Technology, financials and health care stocks were weak performers.

                                    [GRAPHIC]


           Class A shares          S&P 500 Index
               6.11%                   6.69%

                                   Objective
    Seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of the S&P 500 Index.

                               Total Net Assets
                                $864.9 million

Net asset value per share as of 03/31/05 ($)

                                 Class A 27.22
                                 -------------
                                 Class B 27.11
                                 -------------
                                 Class C 27.18
                                 -------------
                                 Class Z 27.26

Distributions declared per share 04/01/04 - 03/31/05 ($)

                                  Class A 1.43
                                  ------------
                                  Class B 1.23
                                  ------------
                                  Class C 1.23
                                  ------------
                                  Class Z 1.48

--------------------------------------------------------------------------------
                        Columbia Large Company Index Fund

more than 200%. However, that stellar performance was unable to shore up overall technology returns; most other IT companies posted lackluster business growth and the sector lost ground. Several financial services company stocks were hurt as New York's Attorney General launched investigations into insurance business practices. American International Group and Marsh & McLennan Companies both experienced double-digit losses. The health care industry closed the period on a slightly better trend as it started to digest disappointing returns from companies forced to withdraw some of their products from the market due to Food and Drug Administration concerns.

A better balance

We are optimistic that large-cap companies have the potential to hold their own despite a trend toward higher interest rates, which are generally negative for stock market performance. Notable too is a forthcoming change in the composition of the Standard & Poor's Index. In October 2004, Standard & Poor's began the process of re-balancing index holdings to bring them to "full float adjustments." They are recalculating the weight of all index stocks so that they accurately represent available outstanding, tradable shares. Current index weights are based on total market capitalization, and because a portion of shares for some stocks are not available to investors-they may be held by the founding family or another control group-current index weights do not accurately represent tradable shares. The new configuration, which is expected to be completed in September 2005, should make the index more representative of the investment market it characterizes. Standard & Poor's does not believe that these moves will have a significant impact on the index. They anticipate that it will result in 3.34% turnover for the S&P 500.

     [PHOTO] Michael Welhoelter, CFA, has managed or co-managed the Columbia Large Company Index Fund since January 2003 and has been with the advisor or its predecessors or affiliate organizations since 2001.

             /s/

The Board of Trustees approved a proposal to reorganize the Columbia Large Company Index Fund into Nations LargeCap Index Fund, subject to shareholder approval. Shareholders are scheduled to vote on this reorganization in the third quarter of 2005. The reorganization is proposed to take place within a reasonable time thereafter.

The fund is subject to indexing risk. Because the fund is designed to track its index, your investment will generally decline in value when its index declines and vice versa. Because the fund may not hold all the issues included in its index, bears transaction costs and expenses, and may not always be fully invested, the fund's performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment.

We are optimistic that large-cap companies have the potential to hold their own despite a trend toward higher interest rates, which are generally negative for stock market performance.

Top 10 holdings as of 03/31/05 (%)

                      General Electric                3.5
                      -----------------------------------
                      Exxon Mobil                     3.5
                      -----------------------------------
                      Microsoft                       2.2
                      -----------------------------------
                      Citigroup                       2.2
                      -----------------------------------
                      Johnson & Johnson               1.8
                      -----------------------------------
                      Pfizer                          1.8
                      -----------------------------------
                      Bank of America                 1.6
                      -----------------------------------
                      Wal-Mart Stores                 1.6
                      -----------------------------------
                      International Business Machines 1.4
                      -----------------------------------
                      Intel                           1.3

Sectors as of 03/31/05 (%)

                        Financials                 19.8
                        -------------------------------
                        Information technology     15.1
                        -------------------------------
                        Health care                13.0
                        -------------------------------
                        Industrials                11.9
                        -------------------------------
                        Consumer discretionary     11.4
                        -------------------------------
                        Consumer staples           10.3
                        -------------------------------
                        Energy                      8.8
                        -------------------------------
                        Materials                   3.2
                        -------------------------------
                        Utilities                   3.2
                        -------------------------------
                        Telecommunication services  3.1
                        -------------------------------
                        Investment company          0.2

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Holdings discussed in this report as of 03/31/05 (%)

                        Exxon Mobil                  3.5
                        --------------------------------
                        Valero Energy                0.2
                        --------------------------------
                        TXU                          0.2
                        --------------------------------
                        NuCor                        0.1
                        --------------------------------
                        Apple Computer               0.3
                        --------------------------------
                        American International Group 1.3
                        --------------------------------
                        Marsh & McLennan Companies   0.1

The composition of the portfolio will change over time. Information provided is calculated as a percentage of net assets.

                  PERFORMANCE INFORMATION
                                                   ----------------------------
                            Columbia Small Company Index Fund

Performance of a $10,000 investment 04/01/95 - 03/31/2005 ($)

                          sales charge without  with
                          ---------------------------
                          Class A      32,882  31,000
                          ---------------------------
                          Class B      32,305  32,305
                          ---------------------------
                          Class C      32,351  32,351
                          ---------------------------
                          Class Z      33,065     n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates. Value of a $10,000 investment 04/01/95 - 03/31/2005

                                 [CHART]

           Class A shares without      Class A shares with        S&P Small Cap
               sales charge                sales charge            600 Index
                  10000                       9425                    10000
  4/30/1995       10165                       9581                    10224
  5/31/1995       10415                       9816                    10383
  6/30/1995       10852                      10228                    10954
  7/31/1995       11466                      10806                    11791
  8/31/1995       11716                      11042                    12047
  9/30/1995       12023                      11331                    12355
 10/31/1995       11768                      11091                    11744
 11/30/1995       12284                      11578                    12209
 12/31/1995       12378                      11666                    12411
  1/31/1996       12553                      11832                    12438
  2/29/1996       12941                      12197                    12845
  3/31/1996       13088                      12335                    13120
  4/30/1996       13517                      12740                    13873
  5/31/1996       13852                      13056                    14365
  6/30/1996       13470                      12695                    13802
  7/31/1996       12648                      11921                    12853
  8/31/1996       13335                      12568                    13648
  9/30/1996       13975                      13171                    14247
 10/31/1996       13946                      13144                    14149
 11/30/1996       14732                      13885                    14883
 12/31/1996       14813                      13961                    15057
  1/31/1997       15244                      14368                    15307
  2/28/1997       15092                      14224                    14991
  3/31/1997       14345                      13520                    14222
  4/30/1997       14623                      13782                    14395
  5/31/1997       15897                      14983                    16085
  6/30/1997       16302                      15365                    16796
  7/31/1997       17336                      16339                    17852
  8/31/1997       17722                      16703                    18302
  9/30/1997       18894                      17807                    19512
 10/31/1997       18102                      17061                    18669
 11/30/1997       17963                      16930                    18533
 12/31/1997       18304                      17251                    18907
  1/31/1998       17912                      16882                    18539
  2/28/1998       19524                      18402                    20227
  3/31/1998       20256                      19092                    21000
  4/30/1998       20394                      19221                    21124
  5/31/1998       19340                      18228                    20007
  6/30/1998       19369                      18255                    20065
  7/31/1998       17912                      16882                    18530
  8/31/1998       14443                      13612                    14953
  9/30/1998       15322                      14441                    15869
 10/31/1998       16036                      15114                    16605
 11/30/1998       16926                      15953                    17540
 12/31/1998       17984                      16950                    18660
  1/31/1999       17747                      16726                    18425
  2/28/1999       16157                      15228                    16765
  3/31/1999       16372                      15430                    16982
  4/30/1999       17436                      16433                    18104
  5/31/1999       17802                      16778                    18544
  6/30/1999       18792                      17711                    19599
  7/31/1999       18609                      17539                    19427
  8/31/1999       17781                      16759                    18572
  9/30/1999       17813                      16789                    18650
 10/31/1999       17803                      16779                    18603
 11/30/1999       18534                      17468                    19381
 12/31/1999       20084                      18929                    20974
  1/31/2000       19475                      18355                    20324
  2/29/2000       22122                      20850                    23045
  3/31/2000       21370                      20141                    22192
  4/30/2000       20964                      19758                    21813
  5/31/2000       20272                      19106                    21167
  6/30/2000       21547                      20308                    22418
  7/31/2000       20997                      19790                    21869
  8/31/2000       22881                      21565                    23807
  9/30/2000       22224                      20946                    23159
 10/31/2000       22320                      21036                    23305
 11/30/2000       19958                      18811                    20879
 12/31/2000       22286                      21004                    23451
  1/31/2001       23264                      21926                    24457
  2/28/2001       21887                      20628                    22965
  3/31/2001       20867                      19667                    21911
  4/30/2001       22478                      21185                    23581
  5/31/2001       22905                      21588                    24031
  6/30/2001       23690                      22328                    24911
  7/31/2001       23264                      21926                    24495
  8/31/2001       22727                      21420                    23936
  9/30/2001       19640                      18511                    20700
 10/31/2001       20687                      19498                    21803
 11/30/2001       22174                      20899                    23399
 12/31/2001       23667                      22306                    24984
  1/31/2002       23870                      22498                    25201
  2/28/2002       23477                      22127                    24767
  3/31/2002       25315                      23859                    26724
  4/30/2002       26001                      24506                    27480
  5/31/2002       24906                      23474                    26343
  6/30/2002       23609                      22251                    24981
  7/31/2002       20313                      19145                    21454
  8/31/2002       20459                      19283                    21657
  9/30/2002       19162                      18060                    20332
 10/31/2002       19789                      18651                    20983
 11/30/2002       20780                      19585                    22076
 12/31/2002       20044                      18892                    21330
  1/31/2003       19343                      18231                    20596
  2/28/2003       18716                      17640                    19937
  3/31/2003       18851                      17767                    20094
  4/30/2003       20374                      19202                    21726
  5/31/2003       22002                      20737                    23477
  6/30/2003       22554                      21257                    24087
  7/31/2003       23704                      22341                    25340
  8/31/2003       24840                      23411                    26574
  9/30/2003       24109                      22723                    25793
 10/31/2003       26168                      24664                    28029
 11/30/2003       27152                      25591                    29088
 12/31/2003       27611                      26024                    29603
  1/31/2004       28390                      26757                    30456
  2/29/2004       28912                      27250                    31041
  3/31/2004       29271                      27588                    31444
  4/30/2004       28284                      26658                    30400
  5/31/2004       28703                      27053                    30865
  6/30/2004       30273                      28532                    32575
  7/31/2004       28614                      26969                    30790
  8/31/2004       28331                      26702                    30519
  9/30/2004       29810                      28096                    32128
 10/31/2004       30349                      28604                    32728
 11/30/2004       32920                      31027                    35527
 12/31/2004       33618                      31685                    36308
  1/31/2005       32828                      30940                    35488
  2/28/2005       33773                      31831                    36506
  3/31/2005       32882                      31000                    35556


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.
Average annual total return as of 03/31/05 (%)

        Share class        A             B             C          Z
        ---------------------------------------------------------------
        Inception      11/25/02      11/25/02      11/25/02    10/01/90
        ---------------------------------------------------------------
        Sales charge without with  without with  without with  without
        ---------------------------------------------------------------
        1-year        12.37   5.93  11.57   6.57  11.61  10.61  12.66
        ---------------------------------------------------------------
        5-year         9.01   7.73   8.62   8.34   8.66   8.66   9.13
        ---------------------------------------------------------------
        10-year       12.64  11.98  12.44  12.44  12.46  12.46  12.70
        ---------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.
Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Class A, B, and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

UNDERSTANDING YOUR EXPENSES
                                       ----------------------------------
                  Columbia Small Company Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia Funds
   Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,103.42   1,022.49    2.57       2.47            0.49
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,099.78   1,018.75    6.49       6.24            1.24
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,100.27   1,018.75    6.49       6.24            1.24
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      1,105.16   1,023.73    1.26       1.21            0.24
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                 PORTFOLIO MANAGER'S REPORT
                                                     --------------------------
                             Columbia Small Company Index Fund

For the 12-month period ended March 31, 2005, Columbia Small Company Index Fund class A shares returned 12.37% without sales charge. The S&P SmallCap 600 Index had a total return of 13.08%.

Energy drove returns

Sharp increases in oil and gas prices helped the earnings of companies engaged in energy-related businesses from exploration to refining to distribution, and energy stocks rose sharply for the period. While large energy conglomerates may dominate, smaller companies in those businesses often have services sub-contracted to them. So with the rise in energy price and demand, many small-cap companies have also benefited. Global demand for materials, especially iron and steel, gave an additional boost to small-cap stocks in that sector. China's aggressive build-out of its infrastructure brought steady demand for those raw materials and small-cap companies helped feed that need. Lackluster earnings did little to elevate technology returns across its sector.

Profitable companies and dedicated consumers bolster market performance

Despite ongoing conflict in Iraq, higher short-term interest rates and elevated energy costs, the US stock market rallied late in 2004, which translated into a solid return for the fund for the period. Small-cap returns exceeded those of large-caps, but this pattern could change if rising short-term interest rates nudge long-term rates higher. The level of consumer spending continued to encourage the market environment and helped support solid returns and earnings growth across a variety of industries.

Energy and materials stocks dominate

With the price of oil in excess of $50/barrel, energy companies delivered impressive returns and helped to bring growth to many small-cap companies over the reporting period. Small-cap companies benefited from their important role in the supply chain. As demand for raw materials-including oil, gas, iron and steel-escalated, smaller companies increased production to meet demand. The combination of higher prices and increased demand fueled impressive growth for several small-cap energy companies over the year. Southwestern Energy, a company primarily focused on exploration and production of natural gas, returned more than 100% for the fund for the period. Vintage Petroleum, a company engaged in acquiring and developing smaller properties with oil and gas exploration businesses, posted a similar return. China's need for raw materials to build its infrastructure brought significant business benefits to US companies engaged in iron and steel production. Cleveland-Cliffs, the largest producer of iron ore in North America, greatly expanded its primary markets from the United States and Canada to the Far East and reaped the benefits. Its stock price more than doubled during the period.

Technology stocks struggled

The technology sector continued to struggle during this reporting period. As noted in the fund's semi annual report, a host of technology companies posted strong returns, but the sector was dragged down by

Summary

.. In an environment that was generally favorable to small-cap stocks, the fund's class A shares returned 12.37% without sales charge for the 12-month period ended March 31, 2005.

.. Energy stocks led the market, even among small caps, where service providers and exploration companies received the benefit of higher demand from large-cap integrated energy companies.

.. Technology companies struggled. Their results were disappointing for the index and for the fund.

                                    [GRAPHIC]

           Class A Shares            S&P Small Cap
                                       600 Index
               12.37%                     13.08%

                                   Objective
    Seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of the S&P SmallCap 600 Index.

                               Total Net Assets
                                $343.6 million

Net asset value per share as of 03/31/05 ($)

                                 Class A 20.86
                                 -------------
                                 Class B 20.59
                                 -------------
                                 Class C 20.62
                                 -------------
                                 Class Z 20.89

Distributions declared per share 04/01/04 - 03/31/05 ($)

                                  Class A 1.16
                                  ------------
                                  Class B 1.08
                                  ------------
                                  Class C 1.08
                                  ------------
                                  Class Z 1.21

--------------------------------------------------------------------------------
                        Columbia Small Company Index Fund

companies with weak results. For example, FLIR Systems -- a company that specializes in dual sensor imaging systems for military, law enforcement and firefighters -- returned nearly 60% for the fund, but this gain was offset by companies such as Adaptec and Skyworks Solutions, which posted double-digit negative returns.

A better balance

We believe that small-cap returns are likely to be more modest in the higher interest-rate environment that we envision for the year to come. Notable too is a forthcoming change in the composition of the Standard & Poor's SmallCap 600 Index. In October 2004, Standard & Poor's began the process of re-balancing index holdings to bring them to "full float adjustments." They will recalculate the weight of all index stocks so that they accurately represent available outstanding, tradable shares. Current index weights are based on total market capitalization, and because a portion of shares for some stocks are not available to investors -- they may be held by the founding family or another control group -- current index weights do not accurately represent tradable shares. The new configuration, which is expected to be completed in September 2005, should make the index more representative of the investment market it characterizes. Standard & Poor's does not believe that these moves will have a significant impact on the index. The company anticipates that it will result in 5.30% turnover for the S&P SmallCap 600 Index over the entire transition period.

     [PHOTO] Michael Welhoelter, CFA, has managed or co-managed
             Columbia Small Company Index Fund since January 2003 and has been with the advisor or its predecessors or affiliate organizations since 2001.

             /s/

The Board of Trustees approved a proposal to reorganize the Columbia Small Company Index Fund into Nations SmallCap Index Fund, subject to shareholder approval. Shareholders are scheduled to vote on this reorganization in the third quarter of 2005. The reorganization is proposed to take place within a reasonable time thereafter.

The fund is subject to indexing risk. Because the fund is designed to track its index, your investment will generally decline in value when its index declines and vice versa. Because the fund may not hold all the issues included in its index, bears transaction costs and expenses, and may not always be fully invested, the fund's performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

We believe that small-cap returns are likely to be more modest in the higher interest-rate environment that we envision for the year to come.

Top 10 holdings as of 03/31/05 (%)

                     NVR                                0.9
                     --------------------------------------
                     Cooper Companies                   0.6
                     --------------------------------------
                     Massey Energy                      0.6
                     --------------------------------------
                     Polaris Industries                 0.6
                     --------------------------------------
                     Oshkosh Truck                      0.6
                     --------------------------------------
                     Patina Oil & Gas                   0.6
                     --------------------------------------
                     Roper Industries                   0.5
                     --------------------------------------
                     M.D.C. Holdings                    0.5
                     --------------------------------------
                     Pharmaceutical Product Development 0.5
                     --------------------------------------
                     Timken                             0.5

Sectors as of 03/31/05 (%)

                        Industrials                18.5
                        -------------------------------
                        Consumer discretionary     17.5
                        -------------------------------
                        Information technology     14.8
                        -------------------------------
                        Financials                 14.1
                        -------------------------------
                        Health care                12.7
                        -------------------------------
                        Energy                      6.6
                        -------------------------------
                        Materials                   6.4
                        -------------------------------
                        Utilities                   4.4
                        -------------------------------
                        Consumer staples            3.5
                        -------------------------------
                        Investment company          1.2
                        -------------------------------
                        Telecommunication services  0.3

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Holdings discussed in this report as of 03/31/05 (%)

                            Southwestern Energy 0.4
                            -----------------------
                            Vintage Petroleum   0.4
                            -----------------------
                            Cleveland-Cliffs    0.3
                            -----------------------
                            FLIR Systems        0.4
                            -----------------------
                            Adaptec             0.1
                            -----------------------
                            Skyworks Solutions  0.2

The composition of the portfolio will change over time. Information provided is calculated as a percentage of net assets.

                  PERFORMANCE INFORMATION
                                                   ----------------------------
                            Columbia U.S. Treasury Index Fund

Performance of a $10,000 investment 04/01/95 - 03/31/05 ($)

                          sales charge without  with
                          ---------------------------
                            Class A    18,674  17,795
                          ---------------------------
                            Class B    18,351  18,351
                          ---------------------------
                            Class C    18,416  18,416
                          ---------------------------
                            Class Z    18,781     n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates. Value of a $10,000 investment 04/01/95 - 03/31/05

                                    [CHART]

           Class A shares without   Class A shares with       Citigroup Bond
                sales charge          sales charge         U.S. Treasury Index
                   10,000                 9,525                 10,000
4/30/95            10,126                 9,645                 10,128
5/31/95            10,539                10,039                 10,540
6/30/95            10,615                10,111                 10,620
7/31/95            10,570                10,068                 10,584
8/31/95            10,700                10,192                 10,703
9/30/95            10,798                10,285                 10,799
10/31/95           10,960                10,439                 10,968
11/30/95           11,132                10,603                 11,145
12/31/95           11,285                10,749                 11,300
1/31/96            11,354                10,815                 11,374
2/29/96            11,122                10,593                 11,148
3/31/96            11,009                10,486                 11,049
4/30/96            10,927                10,408                 10,963
5/31/96            10,910                10,392                 10,961
6/30/96            11,044                10,520                 11,097
7/31/96            11,071                10,545                 11,121
8/31/96            11,042                10,518                 11,099
9/30/96            11,221                10,688                 11,281
10/31/96           11,459                10,915                 11,535
11/30/96           11,663                11,109                 11,727
12/31/96           11,533                10,986                 11,608
1/31/97            11,538                10,990                 11,625
2/28/97            11,559                11,010                 11,631
3/31/97            11,439                10,895                 11,515
4/30/97            11,590                11,039                 11,674
5/31/97            11,686                11,131                 11,776
6/30/97            11,804                11,243                 11,908
7/31/97            12,145                11,568                 12,250
8/31/97            12,021                11,450                 12,124
9/30/97            12,200                11,621                 12,309
10/31/97           12,405                11,816                 12,523
11/30/97           12,478                11,886                 12,589
12/31/97           12,602                12,003                 12,723
1/31/98            12,786                12,179                 12,919
2/28/98            12,749                12,143                 12,878
3/31/98            12,778                12,171                 12,916
4/30/98            12,829                12,220                 12,973
5/31/98            12,968                12,352                 13,106
6/30/98            13,105                12,483                 13,258
7/31/98            13,121                12,498                 13,279
8/31/98            13,471                12,831                 13,636
9/30/98            13,835                13,178                 14,017
10/31/98           13,800                13,145                 13,969
11/30/98           13,789                13,134                 13,970
12/31/98           13,832                13,175                 13,997
1/31/99            13,886                13,227                 14,082
2/28/99            13,538                12,895                 13,726
3/31/99            13,592                12,946                 13,781
4/30/99            13,618                12,971                 13,811
5/31/99            13,490                12,849                 13,688
6/30/99            13,437                12,799                 13,654
7/31/99            13,438                12,800                 13,643
8/31/99            13,426                12,788                 13,646
9/30/99            13,531                12,888                 13,752
10/31/99           13,546                12,902                 13,769
11/30/99           13,519                12,877                 13,743
12/31/99           13,436                12,798                 13,655
1/31/2000          13,451                12,812                 13,687
2/29/2000          13,653                13,004                 13,893
3/31/2000          13,916                13,255                 14,168
4/30/2000          13,890                13,230                 14,125
5/31/2000          13,880                13,221                 14,146
6/30/2000          14,116                13,446                 14,386
7/31/2000          14,257                13,580                 14,532
8/31/2000          14,470                13,782                 14,744
9/30/2000          14,484                13,796                 14,758
10/31/2000         14,615                13,920                 14,901
11/30/2000         14,914                14,206                 15,205
12/31/2000         15,202                14,480                 15,495
1/31/2001          15,304                14,577                 15,616
2/28/2001          15,486                14,750                 15,807
3/31/2001          15,532                14,795                 15,859
4/30/2001          15,343                14,614                 15,664
5/31/2001          15,389                14,658                 15,717
6/30/2001          15,461                14,727                 15,799
7/31/2001          15,846                15,094                 16,191
8/31/2001          16,040                15,278                 16,399
9/30/2001          16,304                15,530                 16,663
10/31/2001         16,753                15,957                 17,117
11/30/2001         16,327                15,552                 16,701
12/31/2001         16,159                15,391                 16,540
1/31/2002          16,262                15,490                 16,648
2/28/2002          16,405                15,626                 16,803
3/31/2002          16,003                15,243                 16,393
4/30/2002          16,397                15,618                 16,794
5/31/2002          16,486                15,703                 16,892
6/30/2002          16,695                15,902                 17,130
7/31/2002          17,094                16,282                 17,533
8/31/2002          17,445                16,616                 17,902
9/30/2002          17,905                17,055                 18,384
10/31/2002         17,706                16,865                 18,174
11/30/2002         17,515                16,683                 18,002
12/31/2002         17,951                17,099                 18,464
1/31/2003          17,894                17,044                 18,405
2/28/2003          18,198                17,334                 18,724
3/31/2003          18,098                17,238                 18,645
4/30/2003          18,192                17,328                 18,733
5/31/2003          18,700                17,811                 19,278
6/30/2003          18,576                17,694                 19,156
7/31/2003          17,753                16,910                 18,317
8/31/2003          17,838                16,991                 18,425
9/30/2003          18,365                17,492                 18,980
10/31/2003         18,087                17,228                 18,693
11/30/2003         18,087                17,228                 18,720
12/31/2003         18,246                17,380                 18,886
1/31/2004          18,387                17,514                 19,045
2/29/2004          18,608                17,724                 19,277
3/31/2004          18,768                17,876                 19,460
4/30/2004          18,154                17,292                 18,836
5/31/2004          18,096                17,236                 18,774
6/30/2004          18,154                17,291                 18,852
7/31/2004          18,330                17,459                 19,024
8/31/2004          18,693                17,805                 19,416
9/30/2004          18,732                17,842                 19,466
10/31/2004         18,858                17,962                 19,620
11/30/2004         18,605                17,721                 19,357
12/31/2004         18,767                17,875                 19,549
1/31/2005          18,911                18,013                 19,692
2/28/2005          18,739                17,849                 19,530
3/31/2005          18,674                17,795                 19,470


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Citigroup Bond U.S. Treasury Index is an unmanaged index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.
Average annual total return as of 03/31/05 (%)

        Share class        A             B             C          Z
        ---------------------------------------------------------------
        Inception      11/25/02      11/25/02      11/25/02    06/04/91
        ---------------------------------------------------------------
        Sales Charge without with  without with  without with  without
        ---------------------------------------------------------------
        1-year        -0.48  -5.23  -1.23  -6.02  -1.07  -2.03  -0.25
        ---------------------------------------------------------------
        5-year         6.05   5.02   5.68   5.36   5.76   5.76   6.18
        ---------------------------------------------------------------
        10-year        6.44   5.93   6.26   6.26   6.30   6.30   6.51
        ---------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.
Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Class A, B, and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

UNDERSTANDING YOUR EXPENSES
                                       ----------------------------------
                  Columbia U.S. Treasury Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia Funds
   Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical    Actual  Hypothetical  Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      997.01    1,021.64     3.29       3.33            0.66
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      993.32    1,017.90     7.01       7.09            1.41
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      994.07    1,018.65     6.26       6.34            1.26
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      998.20    1,022.84     2.09       2.12            0.42
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the Distributor and the Investment Advisor/Administrator not waived a portion of class C and class Z shares' expenses, class C and class Z shares' total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                 PORTFOLIO MANAGER'S REPORT
                                                     --------------------------
                             Columbia U.S. Treasury Index Fund

For the 12-month period ended March 31, 2005, Columbia U.S. Treasury Index Fund class A shares returned negative 0.48% without sales charge. The Citigroup Bond U.S. Treasury Index posted a total return of 0.05% over the same period.

A weak year for the Treasury market

Treasury securities were weaker than most other sectors of the bond market. As the economy strengthened, investors became willing to assume moderate amounts of risk, and corporate bonds outperformed Treasury securities across the maturity spectrum. Corporate issuers with low credit ratings did especially well in this environment, but even investment-grade corporate bonds outperformed Treasuries by almost a full percentage point.

Short-term Treasury securities were hit especially hard by the Federal Reserve's repeated interventions to push short-term rates higher. On seven separate occasions during the twelve-month period, the Fed raised the federal funds rate by one-quarter of a percentage point. For the period as a whole, this bellwether short-term rate increased from 1.00% to 2.75%. Issues in the 2-5 year maturity range felt the impact of this shift more than issues in other maturity ranges. As a whole, the Treasury market essentially broke even for the year, with coupon income offsetting price depreciation.

Longer securities shine

The one bright spot within the Treasury market was the surprisingly strong performance of longer-term bonds. Long-term bonds are usually the worst performers during periods of rising rates, but in this case the Fed's efforts to raise rates were welcomed by many as a proactive stance against inflation. With economic growth healthy but insufficiently strong to overheat the labor market, investors concluded that the Fed is unlikely to be forced to raise rates significantly higher in the long run.

The fundamental dynamics of supply and demand also contributed to the superior performance of longer maturities. The government has stopped issuing bonds with maturities beyond 10 years, giving these securities a scarcity value that proved more than enough to withstand the pressures of higher short-term rates. For the twelve-month period, 30-year bonds produced a total return of 5.0%, almost seven percentage points above the -1.9% total return of 5-year issues.

A shorter index going forward

Because the Treasury has elected to refinance older, maturing bonds with 10-year and shorter instruments, the composition of the Treasury index continues to shift toward shorter maturities. Securities with maturities exceeding 10 years dropped from 28.7% to 27.2% of the portfolio during the period, while the 0-2 year segment increased from 23.5% to 25.5%. Similarly, the 2-5 year segment rose while the 5-10 year segment declined. These year-over-year shifts are not significant in and of themselves, but

Summary

.. For the 12-month period ended March 31, 2005, the fund's class A shares returned -0.48% without sales charge.

.. The Federal Reserve set the tone for the period, raising short-term interest rates seven times, a process that weakened the market for existing short-term securities.

.. Longer bonds outperformed other Treasury securities, an unusual development in a period of rising short-term rates.

                                    [GRAPHIC]

          Class A shares             Citigroup Bond
                                   U.S. Treasury Index
              -0.48%                      0.05%


                                   Objective
    Seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of the Citigroup Bond U.S.
                                Treasury Index.

                               Total Net Assets
                                $157.6 million

Net asset value per share as of 03/31/05 ($)

                                 Class A 10.72
                                 -------------
                                 Class B 10.72
                                 -------------
                                 Class C 10.72
                                 -------------
                                 Class Z 10.72

Distributions declared per share 04/01/04 - 03/31/05 ($)

                                  Class A 0.40
                                  ------------
                                  Class B 0.32
                                  ------------
                                  Class C 0.34
                                  ------------
                                  Class Z 0.43

--------------------------------------------------------------------------------
                             Columbia U.S. Treasury
                                         Index Fund

they are part of a longer-term trend that has the potential to change the profile of the index to which the fund is geared.

               David Lindsay has managed the Columbia U.S. Treasury
               Index Fund since July 1994 and has been with the advisor
       [PHOTO] or its predecessors or affiliate organizations since 1986.

               /s/

The value of the fund may be affected by interest rate changes. The fund is subject to indexing risk; because the fund is designed to track its index, your investment will decline in value when its index declines. Because the fund may not hold all the issues included in its index, bears transaction costs and expenses, and may not always be fully invested, the fund's performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment. Fund shares are not guaranteed or backed by the US government or any agency.

Because the Treasury has elected to refinance older, maturing bonds with 10-year and shorter instruments, the composition of the Treasury index continues to shift toward shorter maturities.

Maturity breakdown as of 03/31/05 (%)

                               0 - 1 year     1.1
                               ------------------
                               1 - 3 years   33.1
                               ------------------
                               3 - 5 years   19.2
                               ------------------
                               5 - 7 years    4.9
                               ------------------
                               7 - 10 years  14.5
                               ------------------
                               10 - 15 years  8.9
                               ------------------
                               15 - 20 years  8.6
                               ------------------
                               20 - 30 years  9.7

                          Asset Allocation as of 03/31/05 (%)

                          Government obligations     98.9
                          -----------------------------------
                          Net cash & equivalents      1.1

Maturity breakdown is calculated as a percentage of total investments. Asset allocation is calculated as a percentage of total investments.

             INVESTMENT PORTFOLIO
                                  ---------------------------------
             March 31, 2005       Columbia Large Company Index Fund

                                                      Shares  Value ($)
        ---------------------------------------------------------------
        Common Stocks - 99.5%

        CONSUMER DISCRETIONARY - 11.4%

         Auto Components - 0.2%
            Cooper Tire & Rubber Co.                   5,600    102,816
            Dana Corp.                                11,900    152,201
            Delphi Corp.                              44,600    199,808
            Goodyear Tire & Rubber Co. (a)            14,000    186,900
            Johnson Controls, Inc.                    15,200    847,552
            Visteon Corp. (a)                         10,300     58,813
                                                             ----------
                                    Auto Components Total     1,548,090

         Automobiles - 0.5%
            Ford Motor Co.                           145,600  1,649,648
            General Motors Corp.                      44,900  1,319,611
            Harley-Davidson, Inc.                     23,200  1,340,032
                                                             ----------
                                        Automobiles Total     4,309,291

         Distributors - 0.1%
            Genuine Parts Co.                         13,900    604,511
                                                             ----------
                                       Distributors Total       604,511

         Hotels, Restaurants & Leisure - 1.5%
            Carnival Corp.                            41,900  2,170,839
            Darden Restaurants, Inc.                  11,800    362,024
            Harrah's Entertainment, Inc.               9,100    587,678
            Hilton Hotels Corp.                       30,600    683,910
            International Game Technology, Inc.       27,400    730,484
            Marriott International, Inc., Class A     16,000  1,069,760
            McDonald's Corp.                         101,200  3,151,368
            Starbucks Corp. (a)                       31,800  1,642,788
            Starwood Hotels & Resorts
             Worldwide, Inc.                          16,900  1,014,507
            Wendy's International, Inc.                9,100    355,264
            Yum! Brands, Inc.                         23,200  1,201,992
                                                             ----------
                      Hotels, Restaurants & Leisure Total    12,970,614

         Household Durables - 0.6%
            Black & Decker Corp.                       6,400    505,536
            Centex Corp.                              10,100    578,427
            Fortune Brands, Inc.                      11,500    927,245
            KB Home                                    3,300    387,618
            Leggett & Platt, Inc.                     15,200    438,976
            Maytag Corp.                               6,300     88,011
            Newell Rubbermaid, Inc.                   21,900    480,486
            Pulte Homes, Inc.                          9,400    692,122
            Snap-On, Inc.                              4,600    146,234
            Stanley Works                              6,000    271,620
            Whirlpool Corp.                            5,300    358,969
                                                             ----------
                                 Household Durables Total     4,875,244

         Internet & Catalog Retail - 0.4%
            eBay, Inc. (a)                            96,300  3,588,138
                                                             ----------
                          Internet & Catalog Retail Total     3,588,138

         Leisure Equipment & Products - 0.2%
            Brunswick Corp.                            7,700    360,745
            Eastman Kodak Co.                         22,800    742,140

                                                     Shares  Value ($)
          ------------------------------------------------------------
              Hasbro, Inc.                           13,300    271,985
              Mattel, Inc.                           33,100    706,685
                                                            ----------
                      Leisure Equipment & Products Total     2,081,555

           Media - 4.0%
              Clear Channel Communications, Inc.     41,900  1,444,293
              Comcast Corp., Class A (a)            175,900  5,941,902
              Dow Jones & Co., Inc.                   5,600    209,272
              Gannett Co., Inc.                      20,000  1,581,600
              Interpublic Group of Companies,
               Inc. (a)                              33,600    412,608
              Knight-Ridder, Inc.                     6,000    403,500
              McGraw-Hill Companies, Inc.            15,100  1,317,475
              Meredith Corp.                          3,600    168,300
              New York Times Co., Class A            11,600    424,328
              News Corp., Class A                   229,200  3,878,064
              Omnicom Group                          14,800  1,310,096
              Time Warner, Inc. (a)                 365,600  6,416,280
              Tribune Co.                            23,700    944,919
              Univision Communications, Inc.,
               Class A (a)                           23,200    642,408
              Viacom, Inc., Class B                 135,600  4,722,948
              Walt Disney Co.                       162,800  4,677,244
                                                            ----------
                                             Media Total    34,495,237

           Multiline Retail - 1.2%
              Big Lots, Inc. (a)                      9,000    108,180
              Dillard's, Inc., Class A                5,600    150,640
              Dollar General Corp.                   24,000    525,840
              Family Dollar Stores, Inc.             13,300    403,788
              Federated Department Stores, Inc.      13,500    859,140
              J.C. Penney Co., Inc.                  22,700  1,178,584
              Kohl's Corp. (a)                       25,900  1,337,217
              May Department Stores Co.              23,200    858,864
              Nordstrom, Inc.                        10,000    553,800
              Sears Holdings Corp. (a)                8,230  1,096,038
              Target Corp.                           71,200  3,561,424
                                                            ----------
                                  Multiline Retail Total    10,633,515

           Specialty Retail - 2.3%
              Autonation, Inc. (a)                   18,000    340,920
              AutoZone, Inc. (a)                      5,400    462,780
              Bed Bath & Beyond, Inc. (a)            24,100    880,614
              Best Buy Co., Inc.                     23,700  1,280,037
              Circuit City Stores, Inc.              15,200    243,960
              Gap, Inc.                              58,600  1,279,824
              Home Depot, Inc.                      174,700  6,680,528
              Limited Brands                         30,400    738,720
              Lowe's Companies, Inc.                 61,500  3,511,035
              Office Depot, Inc. (a)                 24,900    552,282
              OfficeMax, Inc.                         7,400    247,900
              RadioShack Corp.                       12,600    308,700
              Sherwin Williams Co.                   10,100    444,299
              Staples, Inc.                          39,400  1,238,342
              Tiffany & Co.                          11,600    400,432
              TJX Companies, Inc.                    38,300    943,329
              Toys "R" Us, Inc. (a)                  17,100    440,496
                                                            ----------
                                  Specialty Retail Total    19,994,198


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                March 31, 2005 Columbia Large Company Index Fund

                                                    Shares  Value ($)
          -----------------------------------------------------------
          Common Stocks - (continued)

          CONSUMER DISCRETIONARY - (continued)

           Textiles, Apparel & Luxury Goods - 0.4%
              Coach, Inc. (a)                       15,200    860,776
              Jones Apparel Group, Inc.              9,700    324,853
              Liz Claiborne, Inc.                    8,600    345,118
              NIKE, Inc., Class B                   18,300  1,524,573
              Reebok International Ltd.              4,500    199,350
              V.F. Corp.                             8,000    473,120
                                                           ----------
                 Textiles, Apparel & Luxury Goods Total     3,727,790
                                                           ----------
                           CONSUMER DISCRETIONARY TOTAL    98,828,183

          CONSUMER STAPLES - 10.3%

           Beverages - 2.2%
              Anheuser-Busch Companies, Inc.        61,800  2,928,702
              Brown-Forman Corp., Class B            7,200    394,200
              Coca-Cola Co.                        180,200  7,508,934
              Coca-Cola Enterprises, Inc.           28,100    576,612
              Molson Coors Brewing Co., Class B      6,400    493,888
              Pepsi Bottling Group, Inc.            15,700    437,245
              PepsiCo, Inc.                        133,500  7,079,505
                                                           ----------
                                        Beverages Total    19,419,086

           Food & Staples Retailing - 2.9%
              Albertson's, Inc.                     29,300    605,045
              Costco Wholesale Corp.                37,600  1,661,168
              CVS Corp.                             31,800  1,673,316
              Kroger Co. (a)                        58,200    932,946
              Safeway, Inc. (a)                     35,600    659,668
              Supervalu, Inc.                       10,700    356,845
              Sysco Corp.                           50,700  1,815,060
              Wal-Mart Stores, Inc.                269,500 13,504,645
              Walgreen Co.                          81,200  3,606,904
                                                           ----------
                         Food & Staples Retailing Total    24,815,597

           Food Products - 1.2%
              Archer-Daniels-Midland Co.            49,600  1,219,168
              Campbell Soup Co.                     25,900    751,618
              ConAgra Foods, Inc.                   41,000  1,107,820
              General Mills, Inc.                   29,000  1,425,350
              H.J. Heinz Co.                        27,800  1,024,152
              Hershey Foods Corp.                   17,400  1,052,004
              Kellogg Co.                           27,900  1,207,233
              McCormick & Co., Inc.                 10,800    371,844
              Sara Lee Corp.                        62,800  1,391,648
              Wrigley (Wm.) Jr. Co.                 15,600  1,022,892
                                                           ----------
                                    Food Products Total    10,573,729

           Household Products - 1.9%
              Clorox Co.                            12,200    768,478
              Colgate-Palmolive Co.                 41,800  2,180,706
              Kimberly-Clark Corp.                  38,300  2,517,459
              Procter & Gamble Co.                 200,600 10,631,800
                                                           ----------
                               Household Products Total    16,098,443

                                                    Shares  Value ($)
           ----------------------------------------------------------

            Personal Products - 0.7%
               Alberto-Culver Co., Class B           6,700    320,662
               Avon Products, Inc.                  37,500  1,610,250
               Gillette Co.                         78,800  3,977,824
                                                           ----------
                                Personal Products Total     5,908,736

            Tobacco - 1.4%
               Altria Group, Inc.                  164,500 10,756,655
               Reynolds American, Inc.               9,300    749,487
               UST, Inc.                            13,100    677,270
                                                           ----------
                                          Tobacco Total    12,183,412
                                                           ----------
                                 CONSUMER STAPLES TOTAL    88,999,003

           ENERGY - 8.7%

            Energy Equipment & Services - 1.2%
               Baker Hughes, Inc.                   26,900  1,196,781
               BJ Services Co.                      12,900    669,252
               Halliburton Co.                      40,100  1,734,325
               Nabors Industries Ltd. (a)           11,300    668,282
               National-Oilwell Varco, Inc. (a)     13,300    621,110
               Noble Corp. (a)                      10,800    607,068
               Rowan Companies, Inc. (a)             8,500    254,405
               Schlumberger Ltd.                    46,900  3,305,512
               Transocean, Inc. (a)                 25,500  1,312,230
                                                           ----------
                      Energy Equipment & Services Total    10,368,965

            Oil & Gas - 7.5%
               Amerada Hess Corp.                    6,800    654,228
               Anadarko Petroleum Corp.             18,800  1,430,680
               Apache Corp.                         26,000  1,591,980
               Ashland, Inc.                         5,300    357,591
               Burlington Resources, Inc.           30,800  1,542,156
               ChevronTexaco Corp.                 167,400  9,761,094
               ConocoPhillips                       55,300  5,963,552
               Devon Energy Corp.                   38,100  1,819,275
               El Paso Corp.                        51,200    541,696
               EOG Resources, Inc.                  19,000    926,060
               Exxon Mobil Corp.                   507,900 30,270,840
               Kerr-McGee Corp.                     13,000  1,018,290
               Kinder Morgan, Inc.                   8,700    658,590
               Marathon Oil Corp.                   27,600  1,294,992
               Occidental Petroleum Corp.           31,600  2,248,972
               Sunoco, Inc.                          5,500    569,360
               Unocal Corp.                         21,500  1,326,335
               Valero Energy Corp.                  20,400  1,494,708
               Williams Companies, Inc.             45,400    853,974
               XTO Energy, Inc.                     27,566    905,268
                                                           ----------
                                        Oil & Gas Total    65,229,641
                                                           ----------
                                           ENERGY TOTAL    75,598,606

           FINANCIALS - 19.7%

            Capital Markets - 2.8%
               Bank of New York Co., Inc.           61,900  1,798,195
               Bear Stearns Companies, Inc.          9,000    899,100
               Charles Schwab Corp.                 91,300    959,563
               E*TRADE Financial Corp. (a)          29,500    354,000


                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                March 31, 2005 Columbia Large Company Index Fund

                                                     Shares  Value ($)
          ------------------------------------------------------------
          Common Stocks - (continued)

          FINANCIALS - (continued)

           Capital Markets - (continued)
              Federated Investors, Inc., Class B      7,600    215,156
              Franklin Resources, Inc.               15,700  1,077,805
              Goldman Sachs Group, Inc.              35,600  3,915,644
              Janus Capital Group, Inc.              18,800    262,260
              Lehman Brothers Holdings, Inc.         22,000  2,071,520
              Mellon Financial Corp.                 33,700    961,798
              Merrill Lynch & Co., Inc.              74,000  4,188,400
              Morgan Stanley                         88,500  5,066,625
              Northern Trust Corp.                   16,200    703,728
              State Street Corp.                     26,500  1,158,580
              T. Rowe Price Group, Inc.               9,800    581,924
                                                            ----------
                                   Capital Markets Total    24,214,298

           Commercial Banks - 5.8%
              AmSouth Bancorp                        28,200    731,790
              Bank of America Corp. (b)             322,400 14,217,840
              BB&T Corp.                             43,600  1,703,888
              Comerica, Inc.                         13,500    743,580
              Compass Bancshares, Inc.                9,800    444,920
              Fifth Third Bancorp                    41,400  1,779,372
              First Horizon National Corp.            9,800    399,742
              Huntington Bancshares, Inc.            18,400    439,760
              KeyCorp                                32,300  1,048,135
              M&T Bank Corp.                          7,800    796,068
              Marshall & Ilsley Corp.                16,500    688,875
              National City Corp.                    47,300  1,584,550
              North Fork Bancorporation, Inc.        37,400  1,037,476
              PNC Financial Services Group, Inc.     22,500  1,158,300
              Regions Financial Corp.                37,000  1,198,800
              SunTrust Banks, Inc.                   27,000  1,945,890
              Synovus Financial Corp.                24,700    688,142
              U.S. Bancorp                          147,400  4,248,068
              Wachovia Corp.                        126,100  6,419,751
              Wells Fargo & Co.                     134,900  8,067,020
              Zions Bancorporation                    7,100    490,042
                                                            ----------
                                  Commercial Banks Total    49,832,009

           Consumer Finance - 1.2%
              American Express Co.                   93,300  4,792,821
              Capital One Financial Corp.            19,700  1,472,969
              MBNA Corp.                            101,600  2,494,280
              Providian Financial Corp. (a)          23,300    399,828
              SLM Corp.                              34,200  1,704,528
                                                            ----------
                                  Consumer Finance Total    10,864,426

           Diversified Financial Services - 3.6%
              CIT Group, Inc.                        16,800    638,400
              Citigroup, Inc., Class A              415,600 18,677,064
              JPMorgan Chase & Co.                  282,700  9,781,420
              Moody's Corp.                          10,900    881,374
              Principal Financial Group, Inc.        23,800    916,062
                                                            ----------
                    Diversified Financial Services Total    30,894,320

           Insurance - 4.1%
              Ace Ltd.                               22,600    932,702
              Aflac, Inc.                            39,900  1,486,674

                                                     Shares   Value ($)
        ---------------------------------------------------------------
            Allstate Corp.                           54,000   2,919,240
            Ambac Financial Group, Inc.               8,600     642,850
            American International Group, Inc.      207,200  11,480,952
            Aon Corp.                                25,200     575,568
            Chubb Corp.                              15,200   1,204,904
            Cincinnati Financial Corp.               12,600     549,486
            Hartford Financial Services Group,
             Inc.                                    23,500   1,611,160
            Jefferson-Pilot Corp.                    10,900     534,645
            Lincoln National Corp.                   13,900     627,446
            Loews Corp.                              12,700     933,958
            Marsh & McLennan Companies, Inc.         42,100   1,280,682
            MBIA, Inc.                               11,200     585,536
            MetLife, Inc.                            58,300   2,279,530
            Progressive Corp.                        15,900   1,458,984
            Prudential Financial, Inc.               41,700   2,393,580
            SAFECO Corp.                             10,100     491,971
            St. Paul Travelers Companies, Inc.       53,200   1,954,036
            Torchmark Corp.                           8,600     448,920
            UnumProvident Corp.                      23,700     403,374
            XL Capital Ltd., Class A                 11,100     803,307
                                                            -----------
                                         Insurance Total     35,599,505

         Real Estate - 0.5%
            Apartment Investment &
             Management Co., Class A, REIT            7,600     282,720
            Archstone-Smith Trust, REIT              15,900     542,349
            Equity Office Properties Trust, REIT     32,100     967,173
            Equity Residential Property Trust,
             REIT                                    22,500     724,725
            Plum Creek Timber Co., Inc., REIT        14,600     521,220
            ProLogis Trust, REIT                     14,600     541,660
            Simon Property Group, Inc., REIT         17,600   1,066,208
                                                            -----------
                                       Real Estate Total      4,646,055

         Thrifts & Mortgage Finance - 1.7%
            Countrywide Financial Corp.              46,200   1,499,652
            Fannie Mae                               77,000   4,192,650
            Freddie Mac                              54,700   3,457,040
            Golden West Financial Corp.              22,500   1,361,250
            MGIC Investment Corp.                     7,700     474,859
            Sovereign Bancorp, Inc.                  29,800     660,368
            Washington Mutual, Inc.                  69,500   2,745,250
                                                            -----------
                        Thrifts & Mortgage Finance Total     14,391,069
                                                            -----------
                                        FINANCIALS TOTAL    170,441,682

        HEALTH CARE - 13.0%

         Biotechnology - 1.2%
            Amgen, Inc. (a)                          99,600   5,797,716
            Applera Corp. - Applied Biosystems
             Group                                   15,600     307,944
            Biogen Idec, Inc. (a)                    26,500     914,515
            Chiron Corp. (a)                         11,700     410,202
            Genzyme Corp. (a)                        19,700   1,127,628
            Gilead Sciences, Inc. (a)                34,400   1,231,520
            MedImmune, Inc. (a)                      19,800     471,438
                                                            -----------
                                     Biotechnology Total     10,260,963



See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                March 31, 2005 Columbia Large Company Index Fund

                                                        Shares  Value ($)
      -------------------------------------------------------------------
      Common Stocks - (continued)

      HEALTH CARE - (continued)

       Health Care Equipment & Supplies - 2.2%
          Bausch & Lomb, Inc.                            4,300    315,190
          Baxter International, Inc.                    49,300  1,675,214
          Becton, Dickinson & Co.                       20,100  1,174,242
          Biomet, Inc.                                  20,100    729,630
          Boston Scientific Corp. (a)                   60,500  1,772,045
          C.R. Bard, Inc.                                8,300    565,064
          Fisher Scientific International, Inc. (a)      9,300    529,356
          Guidant Corp.                                 25,700  1,899,230
          Hospira, Inc. (a)                             12,400    400,148
          Medtronic, Inc.                               96,200  4,901,390
          Millipore Corp. (a)                            4,000    173,600
          PerkinElmer, Inc.                             10,300    212,489
          St. Jude Medical, Inc. (a)                    28,700  1,033,200
          Stryker Corp.                                 29,800  1,329,378
          Thermo Electron Corp. (a)                     12,700    321,183
          Waters Corp. (a)                               9,600    343,584
          Zimmer Holdings, Inc. (a)                     19,600  1,525,076
                                                               ----------
                     Health Care Equipment & Supplies Total    18,900,019

       Health Care Providers & Services - 2.6%
          Aetna, Inc.                                   23,400  1,753,830
          AmerisourceBergen Corp.                        8,800    504,152
          Cardinal Health, Inc.                         34,500  1,925,100
          Caremark Rx, Inc. (a)                         36,300  1,444,014
          CIGNA Corp.                                   10,500    937,650
          Express Scripts, Inc. (a)                      6,100    531,859
          HCA, Inc.                                     32,700  1,751,739
          Health Management Associates, Inc.,
           Class A                                      19,400    507,892
          Humana, Inc. (a)                              12,800    408,832
          IMS Health, Inc.                              18,400    448,776
          Laboratory Corp. Of America
           Holdings (a)                                 10,700    515,740
          Manor Care, Inc.                               6,900    250,884
          McKesson Corp.                                23,500    887,125
          Medco Health Solutions, Inc. (a)              21,900  1,085,583
          Quest Diagnostics, Inc.                        7,300    767,449
          Tenet Healthcare Corp. (a)                    37,200    428,916
          UnitedHealth Group, Inc.                      51,000  4,864,380
          WellPoint, Inc. (a)                           24,300  3,046,005
                                                               ----------
                     Health Care Providers & Services Total    22,059,926

       Pharmaceuticals - 7.0%
          Abbott Laboratories                          124,000  5,780,880
          Allergan, Inc.                                10,500    729,435
          Bristol-Myers Squibb Co.                     155,400  3,956,484
          Eli Lilly & Co.                               90,100  4,694,210
          Forest Laboratories, Inc. (a)                 27,900  1,030,905
          Johnson & Johnson                            236,500 15,883,340
          King Pharmaceuticals, Inc. (a)                19,200    159,552
          Merck & Co., Inc.                            175,600  5,684,172
          Mylan Laboratories, Inc.                      21,400    379,208
          Pfizer, Inc.                                 593,400 15,588,618
          Schering-Plough Corp.                        117,300  2,128,995

                                                     Shares   Value ($)
        ---------------------------------------------------------------
            Watson Pharmaceuticals, Inc.              8,700     267,351
            Wyeth                                   106,300   4,483,734
                                                            -----------
                                   Pharmaceuticals Total     60,766,884
                                                            -----------
                                       HEALTH CARE TOTAL    111,987,792

        INDUSTRIALS - 11.9%

         Aerospace & Defense - 2.2%
            Boeing Co.                               66,200   3,870,052
            General Dynamics Corp.                   15,900   1,702,095
            Goodrich Corp.                            9,600     367,584
            Honeywell International, Inc.            67,700   2,519,117
            L-3 Communications Holdings, Inc.         9,200     653,384
            Lockheed Martin Corp.                    31,900   1,947,814
            Northrop Grumman Corp.                   28,700   1,549,226
            Raytheon Co.                             36,000   1,393,200
            Rockwell Collins, Inc.                   14,200     675,778
            United Technologies Corp.                40,700   4,137,562
                                                            -----------
                               Aerospace & Defense Total     18,815,812

         Air Freight & Logistics - 1.0%
            FedEx Corp.                              24,000   2,254,800
            Ryder System, Inc.                        5,100     212,670
            United Parcel Service, Inc., Class B     89,000   6,473,860
                                                            -----------
                           Air Freight & Logistics Total      8,941,330

         Airlines - 0.1%
            Delta Air Lines, Inc. (a)                11,100      44,955
            Southwest Airlines Co.                   58,600     834,464
                                                            -----------
                                          Airlines Total        879,419

         Building Products - 0.2%
            American Standard Companies,
             Inc. (a)                                14,300     664,664
            Masco Corp.                              35,600   1,234,252
                                                            -----------
                                 Building Products Total      1,898,916

         Commercial Services & Supplies - 0.9%
            Allied Waste Industries, Inc. (a)        21,600     157,896
            Apollo Group, Inc., Class A (a)          13,200     977,592
            Avery Dennison Corp.                      8,100     501,633
            Cendant Corp.                            83,900   1,723,306
            Cintas Corp.                             11,900     491,589
            Equifax, Inc.                            10,700     328,383
            H&R Block, Inc.                          13,100     662,598
            Monster Worldwide, Inc. (a)               9,600     269,280
            Pitney Bowes, Inc.                       18,400     830,208
            R.R. Donnelley & Sons Co.                17,100     540,702
            Robert Half International, Inc.          12,800     345,088
            Waste Management, Inc.                   45,200   1,304,020
                                                            -----------
                    Commercial Services & Supplies Total      8,132,295

         Construction & Engineering - 0.1%
            Fluor Corp.                               6,800     376,924
                                                            -----------
                        Construction & Engineering Total        376,924



                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                March 31, 2005 Columbia Large Company Index Fund

                                                    Shares   Value ($)
         -------------------------------------------------------------
         Common Stocks - (continued)

         INDUSTRIALS - (continued)

          Electrical Equipment - 0.5%
             American Power Conversion Corp.        14,300     373,373
             Cooper Industries Ltd., Class A         7,400     529,248
             Emerson Electric Co.                   33,400   2,168,662
             Rockwell Automation, Inc.              13,900     787,296
                                                           -----------
                               Electrical Equipment Total    3,858,579

          Industrial Conglomerates - 4.8%
             3M Co.                                 61,400   5,261,366
             General Electric Co.                  843,000  30,398,580
             Textron, Inc.                          10,800     805,896
             Tyco International Ltd.               160,100   5,411,380
                                                           -----------
                           Industrial Conglomerates Total   41,877,222

          Machinery - 1.4%
             Caterpillar, Inc.                      27,300   2,496,312
             Cummins, Inc.                           3,400     239,190
             Danaher Corp.                          21,900   1,169,679
             Deere & Co.                            19,600   1,315,748
             Dover Corp.                            16,200     612,198
             Eaton Corp.                            12,200     797,880
             Illinois Tool Works, Inc.              21,900   1,960,707
             Ingersoll-Rand Co., Ltd., Class A      13,800   1,099,170
             ITT Industries, Inc.                    7,300     658,752
             Navistar International Corp. (a)        5,200     189,280
             Paccar, Inc.                           13,800     998,982
             Pall Corp.                              9,900     268,488
             Parker Hannifin Corp.                   9,600     584,832
                                                           -----------
                                          Machinery Total   12,391,218

          Road & Rail - 0.6%
             Burlington Northern Santa Fe Corp.     30,100   1,623,293
             CSX Corp.                              17,200     716,380
             Norfolk Southern Corp.                 31,800   1,178,190
             Union Pacific Corp.                    20,800   1,449,760
                                                           -----------
                                        Road & Rail Total    4,967,623

          Trading Companies & Distributors - 0.1%
             W.W. Grainger, Inc.                     6,600     410,982
                                                           -----------
                   Trading Companies & Distributors Total      410,982
                                                           -----------
                                        INDUSTRIALS TOTAL  102,550,320

         INFORMATION TECHNOLOGY- 15.0%

          Communications Equipment - 2.4%
             ADC Telecommunications, Inc. (a)       64,500     128,355
             Andrew Corp. (a)                       12,800     149,888
             Avaya, Inc. (a)                        38,200     446,176
             CIENA Corp. (a)                        45,500      78,260
             Cisco Systems, Inc. (a)               514,100   9,197,249
             Comverse Technology, Inc. (a)          15,700     395,954
             Corning, Inc. (a)                     112,100   1,247,673
             JDS Uniphase Corp. (a)                114,900     191,883
             Lucent Technologies, Inc. (a)         352,400     969,100

                                                      Shares  Value ($)
         --------------------------------------------------------------
             Motorola, Inc.                          195,000  2,919,150
             QUALCOMM, Inc.                          130,900  4,797,485
             Scientific-Atlanta, Inc.                 12,100    341,462
             Tellabs, Inc. (a)                        36,700    267,910
                                                             ----------
                             Communications Equipment Total  21,130,545

          Computers & Peripherals - 3.8%
             Apple Computer, Inc. (a)                 65,000  2,708,550
             Dell, Inc. (a)                          195,600  7,514,952
             EMC Corp. (a)                           191,300  2,356,816
             Gateway, Inc. (a)                        23,800     95,914
             Hewlett-Packard Co.                     230,300  5,052,782
             International Business Machines
              Corp.                                  129,900 11,870,262
             Lexmark International, Inc.,
              Class A (a)                             10,100    807,697
             NCR Corp. (a)                            14,800    499,352
             Network Appliance, Inc. (a)              29,100    804,906
             QLogic Corp. (a)                          7,300    295,650
             Seagate Technology, Inc., Escrow
              Shares (a)(c)                           18,766        188
             Sun Microsystems, Inc. (a)              268,700  1,085,548
                                                             ----------
                              Computers & Peripherals Total  33,092,617

          Electronic Equipment & Instruments - 0.3%
             Agilent Technologies, Inc. (a)           34,400    763,680
             Jabil Circuit, Inc. (a)                  14,600    416,392
             Molex, Inc.                              13,300    350,588
             Sanmina-SCI Corp. (a)                    41,600    217,152
             Solectron Corp. (a)                      77,200    267,884
             Symbol Technologies, Inc.                19,300    279,657
             Tektronix, Inc.                           7,100    174,163
                                                             ----------
                   Electronic Equipment & Instruments Total   2,469,516

          Internet Software & Services - 0.4%
             Yahoo!, Inc. (a)                        103,700  3,515,430
                                                             ----------
                         Internet Software & Services Total   3,515,430

          IT Services - 1.1%
             Affiliated Computer Services, Inc.,
              Class A (a)                             10,100    537,724
             Automatic Data Processing, Inc.          46,400  2,085,680
             Computer Sciences Corp. (a)              15,200    696,920
             Convergys Corp. (a)                      11,300    168,709
             Electronic Data Systems Corp.            41,200    851,604
             First Data Corp.                         63,800  2,507,978
             Fiserv, Inc. (a)                         15,400    612,920
             Paychex, Inc.                            28,300    928,806
             Sabre Holdings Corp., Class A            10,500    229,740
             SunGard Data Systems, Inc. (a)           23,000    793,500
             Unisys Corp. (a)                         26,800    189,208
                                                             ----------
                                          IT Services Total   9,602,789

          Office Electronics - 0.1%
             Xerox Corp. (a)                          76,100  1,152,915
                                                             ----------
                                   Office Electronics Total   1,152,915


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                March 31, 2005 Columbia Large Company Index Fund

                                                     Shares    Value ($)
         ---------------------------------------------------------------
         Common Stocks - (continued)

         INFORMATION TECHNOLOGY - (continued)

          Semiconductors & Semiconductor Equipment -3.1%
             Advanced Micro Devices, Inc. (a)        31,300      504,556
             Altera Corp. (a)                        29,600      585,488
             Analog Devices, Inc.                    29,600    1,069,744
             Applied Materials, Inc.                132,700    2,156,375
             Applied Micro Circuits Corp. (a)        24,500       80,605
             Broadcom Corp., Class A (a)             23,100      691,152
             Freescale Semiconductor, Inc.,
              Class B (a)                            31,900      550,275
             Intel Corp.                            495,300   11,505,819
             KLA-Tencor Corp.                        15,600      717,756
             Linear Technology Corp.                 24,400      934,764
             LSI Logic Corp. (a)                     30,600      171,054
             Maxim Integrated Products, Inc.         26,000    1,062,620
             Micron Technology, Inc. (a)             48,800      504,592
             National Semiconductor Corp.            28,300      583,263
             Novellus Systems, Inc. (a)              11,100      296,703
             NVIDIA Corp. (a)                        13,200      313,632
             PMC-Sierra, Inc. (a)                    14,300      125,840
             Teradyne, Inc.                          15,400      224,840
             Texas Instruments, Inc.                136,900    3,489,581
             Xilinx, Inc.                            27,700      809,671
                                                             -----------
         Semiconductors & Semiconductor Equipment Total       26,378,330

          Software - 3.8%
             Adobe Systems, Inc.                     19,400    1,303,098
             Autodesk, Inc.                          18,300      544,608
             BMC Software, Inc. (a)                  17,600      264,000
             Citrix Systems, Inc. (a)                13,500      321,570
             Computer Associates International,
              Inc.                                   42,524    1,152,400
             Compuware Corp. (a)                     30,800      221,760
             Electronic Arts, Inc. (a)               24,500    1,268,610
             Intuit, Inc. (a)                        14,700      643,419
             Mercury Interactive Corp. (a)            6,700      317,446
             Microsoft Corp.                        804,800   19,452,016
             Novell, Inc. (a)                        30,100      179,396
             Oracle Corp. (a)                       357,400    4,460,352
             Parametric Technology Corp. (a)         21,500      120,185
             Siebel Systems, Inc. (a)                40,900      373,417
             Symantec Corp. (a)                      56,400    1,203,012
             VERITAS Software Corp. (a)              33,600      780,192
                                                             -----------
                                         Software Total       32,605,481
                                                             -----------
                           INFORMATION TECHNOLOGY TOTAL      129,947,623

         MATERIALS - 3.2%

          Chemicals - 1.8%
             Air Products & Chemicals, Inc.          18,100    1,145,549
             Dow Chemical Co.                        75,800    3,778,630
             E.I. du Pont de Nemours & Co.           79,300    4,063,332
             Eastman Chemical Co.                     6,200      365,800
             Ecolab, Inc.                            17,600      581,680
             Engelhard Corp.                          9,700      291,291

                                                     Shares  Value ($)
         -------------------------------------------------------------
             Great Lakes Chemical Corp.               4,100    131,692
             Hercules, Inc. (a)                       8,900    128,872
             International Flavors & Fragrances,
              Inc.                                    7,000    276,500
             Monsanto Co.                            21,200  1,367,400
             PPG Industries, Inc.                    13,800    986,976
             Praxair, Inc.                           25,700  1,230,002
             Rohm and Haas Co.                       15,500    744,000
             Sigma-Aldrich Corp.                      5,500    336,875
                                                            ----------
                                         Chemicals Total    15,428,599

          Construction Materials - 0.1%
             Vulcan Materials Co.                     8,200    466,006
                                                            ----------
                            Construction Materials Total       466,006

          Containers & Packaging - 0.1%
             Ball Corp.                               8,700    360,876
             Bemis Co., Inc.                          8,500    264,520
             Pactiv Corp. (a)                        11,800    275,530
             Sealed Air Corp. (a)                     6,600    342,804
             Temple-Inland, Inc.                      4,600    333,730
                                                            ----------
                            Containers & Packaging Total     1,577,460

          Metals & Mining - 0.7%
             Alcoa, Inc.                             69,300  2,106,027
             Allegheny Technologies, Inc.             7,100    171,181
             Freeport-McMoRan Copper & Gold,
              Inc., Class B                          14,200    562,462
             Newmont Mining Corp.                    35,300  1,491,425
             Nucor Corp.                             12,700    731,012
             Phelps Dodge Corp.                       7,700    783,321
             United States Steel Corp.                9,100    462,735
                                                            ----------
                                   Metals & Mining Total     6,308,163

          Paper & Forest Products - 0.5%
             Georgia-Pacific Corp.                   20,700    734,643
             International Paper Co.                 39,000  1,434,810
             Louisiana-Pacific Corp.                  8,800    221,232
             MeadWestvaco Corp.                      16,100    512,302
             Weyerhaeuser Co.                        19,300  1,322,050
                                                            ----------
                           Paper & Forest Products Total     4,225,037
                                                            ----------
                                         MATERIALS TOTAL    28,005,265

         TELECOMMUNICATION SERVICES - 3.1%

          Diversified Telecommunication Services - 2.8%
             ALLTEL Corp.                            24,100  1,321,885
             AT&T Corp.                              63,700  1,194,375
             BellSouth Corp.                        145,700  3,830,453
             CenturyTel, Inc.                        10,700    351,388
             Citizens Communications Co.             26,700    345,498
             Qwest Communications
              International, Inc. (a)               132,900    491,730
             SBC Communications, Inc.               262,800  6,225,732
             Sprint Corp.                           117,600  2,675,400
             Verizon Communications, Inc.           220,300  7,820,650
                                                            ----------
            Diversified Telecommunication Services Total    24,257,111



                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                March 31, 2005 Columbia Large Company Index Fund

                                                     Shares   Value ($)
        ---------------------------------------------------------------
        Common Stocks - (continued)

        TELECOMMUNICATION SERVICES - (continued)

         Wireless Telecommunication Services - 0.3%
            Nextel Communications, Inc.,
             Class A (a)                             89,600   2,546,432
                                                            -----------
                 Wireless Telecommunication Services Total    2,546,432
                                                            -----------
                          TELECOMMUNICATION SERVICES TOTAL   26,803,543

        UTILITIES - 3.2%

         Electric Utilities - 2.1%
            Allegheny Energy, Inc. (a)               10,900     225,194
            Ameren Corp.                             15,500     759,655
            American Electric Power Co., Inc.        30,500   1,038,830
            CenterPoint Energy, Inc.                 23,000     276,690
            Cinergy Corp.                            15,200     615,904
            Consolidated Edison, Inc.                19,300     814,074
            DTE Energy Co.                           13,800     627,624
            Edison International                     25,900     899,248
            Entergy Corp.                            17,000   1,201,220
            Exelon Corp.                             52,900   2,427,581
            FirstEnergy Corp.                        26,200   1,099,090
            FPL Group, Inc.                          31,000   1,244,650
            PG&E Corp.                               28,700     978,670
            Pinnacle West Capital Corp.               7,300     310,323
            PPL Corp.                                15,000     809,850
            Progress Energy, Inc.                    19,600     822,220
            Southern Co.                             59,100   1,881,153
            TECO Energy, Inc.                        16,400     257,152
            TXU Corp.                                19,100   1,520,933
            Xcel Energy, Inc.                        31,900     548,042
                                                            -----------
                                  Electric Utilities Total   18,358,103

         Gas Utilities - 0.2%
            KeySpan Corp.                            12,800     498,816
            Nicor, Inc.                               3,500     129,815
            NiSource, Inc.                           21,600     492,264
            Peoples Energy Corp.                      3,000     125,760
                                                            -----------
                                       Gas Utilities Total    1,246,655

         Multi-Utilities & Unregulated Power - 0.9%
            AES Corp. (a)                            51,600     845,208
            Calpine Corp. (a)                        42,500     119,000
            CMS Energy Corp. (a)                     17,100     222,984
            Constellation Energy Group, Inc.         14,100     728,970
            Dominion Resources, Inc.                 27,100   2,017,053
            Duke Energy Corp.                        74,600   2,089,546
            Dynegy, Inc., Class A (a)                26,300     102,833
            Public Service Enterprise Group, Inc.    19,000   1,033,410
            Sempra Energy                            18,900     752,976
                                                            -----------
                 Multi-Utilities & Unregulated Power Total    7,911,980
                                                            -----------
                                           UTILITIES TOTAL   27,516,738

                                       TOTAL COMMON STOCKS
                                    (cost of $765,935,666)  860,678,755

        Investment Company - 0.2%
            SPDR Trust Series 1                      15,800   1,863,768
                                                            -----------
                                  TOTAL INVESTMENT COMPANY
                                      (cost of $1,918,120)    1,863,768

                                                   Par ($)   Value ($)
         -------------------------------------------------------------
         Short-Term Obligation - 0.1%
            Repurchase agreement with State
            Street Bank & Trust Co., dated
            03/31/05, due 04/01/05 at 2.450%,
            collateralized by a U.S. Treasury
            Bond maturing 08/15/22, market
            value of $1,060,950 (repurchase
            proceeds $1,040,078)                 1,040,000   1,040,000
                                                           -----------

                            TOTAL SHORT-TERM OBLIGATION
                                   (cost of $1,040,000)      1,040,000

                              Total Investments - 99.8%
                             (cost of $768,893,786) (d)    863,582,523

                 Other Assets & Liabilities, Net - 0.2%      1,357,019

                                    Net Assets - 100.0%    864,939,542

NOTES TO INVESTMENT PORTFOLIO:
(a)Non-income producing security.
(b)Investments in Affiliates as of March 31, 2005:

  Security Name: Bank of America Corp., effective April 1, 2004, the parent company of the Investment Advisor.

           Shares as of 04/01/04:                           120,812
           Shares purchased:                                 16,300
           Shares sold:                                     (32,400)
           Shares acquired from merger:                      49,588
           Shares acquired through 2 For 1 stock split:     168,100
           Shares as of 03/31/05:                           322,400
           Net realized gain:                           $ 1,006,819
           Dividend income earned:                      $   574,560
           Value at end of period:                      $14,217,840

(c)Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(d)Cost for federal income tax purposes is $777,638,430.

                      ACRONYM NAME
                      ------------------------------------
                       REIT   Real Estate Investment Trust

  At March 31, 2005, the Fund held investments in the following sectors:

                                                      % OF
                   SECTOR                          NET ASSETS
                   ------------------------------------------
                   Financials                         19.7%
                   Information Technology             15.0
                   Health Care                        13.0
                   Industrials                        11.9
                   Consumer Discretionary             11.4
                   Consumer Staples                   10.3
                   Energy                              8.7
                   Materials                           3.2
                   Utilities                           3.2
                   Telecommunication Services          3.1
                   Investment Company                  0.2
                   Short-Term Obligation               0.1
                   Other Assets & Liabilities, Net     0.2
                                                     -----
                                                     100.0%
                                                     -----


See Accompanying Notes to Financial Statements.

                  INVESTMENT PORTFOLIO
                                       -----------------------
                  March 31, 2005       Columbia Small Company
                                                   Index Fund

                                                       Shares  Value ($)
        ----------------------------------------------------------------
        Common Stocks - 98.6%

        CONSUMER DISCRETIONARY - 17.5%

         Auto Components - 0.2%
            Midas, Inc. (a)                            10,100    230,583
            Standard Motor Products, Inc.              10,200    119,340
            Superior Industries International, Inc.    16,600    438,406
                                                              ----------
                                     Auto Components Total       788,329

         Automobiles - 0.4%
            Coachmen Industries, Inc.                  10,100    137,360
            Fleetwood Enterprises, Inc. (a)            37,700    327,990
            Monaco Coach Corp.                         20,000    323,000
            Winnebago Industries, Inc.                 20,600    650,960
                                                              ----------
                                         Automobiles Total     1,439,310

         Distributors - 0.1%
            Advanced Marketing Services, Inc. (a)      11,600     69,600
            Building Material Holding Corp.             9,300    413,664
                                                              ----------
                                        Distributors Total       483,264

         Hotels, Restaurants & Leisure - 3.9%
            Argosy Gaming Co. (a)                      19,100    877,072
            Aztar Corp. (a)                            23,600    674,016
            Bally Total Fitness Holding Corp. (a)      23,100     80,388
            CEC Entertainment, Inc. (a)                24,700    904,020
            IHOP Corp.                                 13,500    643,680
            Jack in the Box, Inc. (a)                  24,800    920,080
            Landry's Restaurants, Inc.                 16,400    474,288
            Lone Star Steakhouse & Saloon              13,400    387,327
            Marcus Corp.                               18,700    383,350
            Multimedia Games, Inc. (a)                 19,000    147,440
            O'Charleys, Inc. (a)                       14,500    315,230
            P.F. Chang's China Bistro, Inc. (a)        17,600  1,052,480
            Panera Bread Co. (a)                       20,600  1,164,518
            Papa John's International, Inc. (a)         9,600    333,312
            Pinnacle Entertainment, Inc. (a)           27,100    452,570
            RARE Hospitality International,
             Inc. (a)                                  23,300    719,504
            Ryan's Restaurant Group, Inc. (a)          28,500    414,105
            Shuffle Master, Inc. (a)                   24,100    697,936
            Sonic Corp. (a)                            40,900  1,366,060
            Steak n Shake Co. (a)                      18,800    363,780
            Triarc Companies, Inc.                     37,200    514,476
            WMS Industries, Inc.                       17,800    501,248
                                                              ----------
                       Hotels, Restaurants & Leisure Total    13,386,880

         Household Durables - 3.1%
            Applica, Inc. (a)                          15,200     76,912
            Bassett Furniture Industries, Inc.          7,500    147,750
            Champion Enterprises, Inc. (a)             49,300    463,420
            Department 56, Inc. (a)                     9,200    160,632
            Enesco Group, Inc. (a)                      9,800     65,170
            Ethan Allen Interiors, Inc.                24,100    771,200
            Fedders Corp.                              18,300     50,874
            Interface, Inc., Class A (a)               33,200    226,424
            La-Z-Boy, Inc.                             35,400    493,122
            Libbey, Inc.                                9,400    197,400

                                                       Shares  Value ($)
       -----------------------------------------------------------------
           M.D.C. Holdings, Inc.                       25,600  1,783,040
           Meritage Corp. (a)                          15,700    925,044
           National Presto Industries, Inc.             3,900    157,170
           NVR, Inc. (a)                                3,900  3,061,500
           Russ Berrie & Co., Inc.                     11,500    220,225
           Skyline Corp.                                5,200    200,148
           Standard-Pacific Corp.                      23,000  1,660,370
           Vialta, Inc. (a)                                 1         --
                                                              ----------
                                  Household Durables Total    10,660,401

        Internet & Catalog Retail - 0.2%
           Insight Enterprises, Inc. (a)               33,700    591,772
           J Jill Group, Inc. (a)                      12,900    177,504
                                                              ----------
                           Internet & Catalog Retail Total       769,276

        Leisure Equipment & Products - 1.5%
           Action Performance Companies, Inc.          12,600    166,698
           Arctic Cat, Inc.                            10,800    292,248
           JAKKS Pacific, Inc. (a)                     17,800    382,166
           K2, Inc. (a)                                31,700    435,875
           Meade Instruments Corp. (a)                 11,400     33,174
           Nautilus Group, Inc.                        21,200    503,712
           Polaris Industries, Inc.                    29,200  2,050,716
           SCP Pool Corp.                              35,500  1,131,030
           Sturm Ruger & Co., Inc.                     16,500    114,345
                                                              ----------
                        Leisure Equipment & Products Total     5,109,964

        Media - 0.6%
           4Kids Entertainment, Inc. (a)                9,100    201,201
           ADVO, Inc.                                  21,200    793,940
           Arbitron, Inc.                              21,200    909,480
           Thomas Nelson, Inc.                          8,800    208,120
                                                              ----------
                                               Media Total     2,112,741

        Multiline Retail - 0.3%
           Fred's, Inc.                                26,800    460,156
           ShopKo Stores, Inc.                         20,100    446,622
                                                              ----------
                                    Multiline Retail Total       906,778

        Specialty Retail - 5.2%
           Aaron Rents, Inc.                           30,100    602,000
           Burlington Coat Factory Warehouse
            Corp.                                      21,500    617,050
           Cato Corp., Class A                         14,100    454,725
           Children's Place Retail Stores, Inc. (a)    14,100    673,275
           Christopher & Banks Corp.                   24,300    427,680
           Cost Plus, Inc. (a)                         14,800    397,824
           Dress Barn, Inc. (a)                        17,600    320,672
           Electronics Boutique Holdings
            Corp. (a)                                  12,000    515,640
           Finish Line, Inc., Class A                  31,200    722,280
           GameStop Corp., Class B (a)                 34,500    769,350
           Genesco, Inc. (a)                           15,100    429,142
           Goody's Family Clothing, Inc.               17,800    160,734
           Group 1 Automotive, Inc. (a)                15,700    412,910
           Guitar Center, Inc. (a)                     17,200    943,076
           Gymboree Corp. (a)                          21,000    263,340
           Hancock Fabrics, Inc.                       13,000     96,720
           Haverty Furniture Companies, Inc.           15,400    234,850


                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Small Company
                                                Index Fund

                                                    Shares  Value ($)
          -----------------------------------------------------------
          Common Stocks - (continued)

          CONSUMER DISCRETIONARY - (continued)

           Specialty Retail - (continued)
              Hibbett Sporting Goods, Inc. (a)      15,900    477,636
              Hot Topic, Inc. (a)                   30,900    675,165
              Jo-Ann Stores, Inc. (a)               15,500    435,395
              Linens 'N Things, Inc. (a)            30,700    762,281
              Men's Wearhouse, Inc. (a)             23,300    983,493
              Movie Gallery, Inc.                   19,200    550,656
              Pep Boys-Manny Moe & Jack, Inc.       38,800    682,104
              Select Comfort Corp. (a)              25,100    513,044
              Sonic Automotive, Inc.                24,300    551,853
              Stage Stores, Inc. (a)                12,300    472,197
              Stein Mart, Inc. (a)                  23,100    519,750
              TBC Corp. (a)                         15,100    420,686
              Too, Inc. (a)                         23,600    582,212
              Tractor Supply Co. (a)                24,000  1,047,600
              Zale Corp. (a)                        34,800  1,034,256
                                                           ----------
                                   Specialty Retail Total  17,749,596

           Textiles, Apparel & Luxury Goods - 2.0%
              Ashworth, Inc. (a)                     9,300    105,927
              Brown Shoe Co., Inc.                  12,400    424,948
              Fossil, Inc. (a)                      38,200    990,335
              Haggar Corp.                           4,300     86,817
              K-Swiss, Inc.                         20,700    683,721
              Kellwood Co.                          18,800    541,252
              Oshkosh B'Gosh, Inc., Class A          8,000    244,000
              Oxford Industries, Inc.               10,400    380,536
              Phillips-Van Heusen Corp.             20,200    538,128
              Quiksilver, Inc. (a)                  39,000  1,132,170
              Russell Corp.                         22,200    401,376
              Stride Rite Corp.                     24,600    327,180
              Wolverine World Wide, Inc.            39,000    835,770
                                                           ----------
                   Textiles, Apparel & Luxury Goods Total   6,692,160
                                                           ----------
                             CONSUMER DISCRETIONARY TOTAL  60,098,699

          CONSUMER STAPLES - 3.5%

           Food & Staples Retailing - 1.0%
              Casey's General Stores, Inc.          34,100    612,777
              Great Atlantic & Pacific Tea Co.,
               Inc. (a)                             19,200    286,080
              Longs Drug Stores Corp.               22,300    763,106
              Nash Finch Co.                         8,600    326,714
              Performance Food Group Co. (a)        31,800    880,224
              United Natural Foods, Inc. (a)        25,900    741,517
                                                           ----------
                           Food & Staples Retailing Total   3,610,418

           Food Products - 1.6%
              American Italian Pasta Co., Inc.      12,500    342,500
              Corn Products International, Inc.     51,000  1,325,490
              Delta & Pine Land Co.                 26,200    707,400
              Flowers Foods, Inc.                   26,700    753,207
              Hain Celestial Group, Inc. (a)        22,600    421,264
              J&J Snack Foods Corp.                  5,300    248,199

                                                     Shares  Value ($)
          ------------------------------------------------------------
              Lance, Inc.                            19,300    310,151
              Ralcorp Holdings, Inc. (a)             20,000    947,000
              Sanderson Farms, Inc.                  10,400    449,384
                                                            ----------
                                     Food Products Total     5,504,595

           Household Products - 0.5%
              Rayovac Corp. (a)                      29,000  1,206,400
              WD-40 Co.                              11,300    367,137
                                                            ----------
                                Household Products Total     1,573,537

           Personal Products - 0.3%
              Nature's Sunshine Products, Inc.        9,200    157,964
              NBTY, Inc. (a)                         41,500  1,041,235
                                                            ----------
                                 Personal Products Total     1,199,199

           Tobacco - 0.1%
              DIMON, Inc.                            30,800    192,500
                                                            ----------
                                           Tobacco Total       192,500
                                                            ----------
                                  CONSUMER STAPLES TOTAL    12,080,249

          ENERGY - 6.6%

           Energy Equipment & Services - 3.0%
              Atwood Oceanics, Inc. (a)               9,200    612,168
              CAL Dive International, Inc. (a)       26,100  1,182,330
              CARBO Ceramics, Inc.                    9,800    687,470
              Dril-Quip, Inc. (a)                     8,100    248,994
              Hydril Co. (a)                         14,500    846,945
              Input/Output, Inc. (a)                 46,400    299,280
              Lone Star Technologies, Inc. (a)       19,900    784,657
              Maverick Tube Corp. (a)                29,000    942,790
              Oceaneering International, Inc. (a)    17,400    652,500
              Offshore Logistics, Inc. (a)           15,800    526,456
              SEACOR Holdings, Inc. (a)              12,400    790,500
              Tetra Technologies, Inc. (a)           15,200    432,288
              Unit Corp. (a)                         28,300  1,278,311
              Veritas DGC, Inc. (a)                  22,700    680,092
              W-H Energy Services, Inc. (a)          18,900    452,277
                                                            ----------
                       Energy Equipment & Services Total    10,417,058

           Oil & Gas - 3.6%
              Cabot Oil & Gas Corp., Class A         22,000  1,213,300
              Cimarex Energy Co. (a)                 28,300  1,103,700
              Frontier Oil Corp.                     18,400    667,184
              Patina Oil & Gas Corp.                 48,400  1,936,000
              Penn Virginia Corp.                    12,600    578,340
              Petroleum Development Corp. (a)        11,300    425,897
              Remington Oil & Gas Corp. (a)          17,000    535,840
              Southwestern Energy Co. (a)            24,800  1,407,648
              Spinnaker Exploration Co. (a)          20,700    735,471
              St. Mary Land & Exploration Co.        19,600    980,980
              Stone Energy Corp. (a)                 17,200    835,404
              Swift Energy Co. (a)                   19,000    540,360
              Vintage Petroleum, Inc.                40,800  1,283,568
                                                            ----------
                                         Oil & Gas Total    12,243,692
                                                            ----------
                                            ENERGY TOTAL    22,660,750


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Small Company
                                                Index Fund

                                                      Shares  Value ($)
         --------------------------------------------------------------
         Common Stocks - (continued)

         FINANCIALS - 14.1%

          Capital Markets - 0.4%
             Investment Technology Group,
              Inc. (a)                                28,500    498,750
             Piper Jaffray Companies, Inc. (a)        14,100    515,919
             SWS Group, Inc.                          10,900    174,727
                                                             ----------
                                    Capital Markets Total     1,189,396

          Commercial Banks - 5.7%
             Boston Private Financial Holdings,
              Inc.                                    18,700    444,125
             Chittenden Corp.                         31,500    821,205
             Community Bank System, Inc.              20,800    476,528
             East-West Bancorp, Inc.                  35,700  1,318,044
             First Bancorp. Puerto Rico               26,000  1,098,500
             First Midwest Bancorp, Inc.              31,100  1,010,128
             First Republic Bank                      15,800    511,446
             Flagstar BanCorp, Inc.                   31,700    619,735
             Gold Banc Corp., Inc.                    27,300    383,019
             Hudson United BanCorp                    30,500  1,075,125
             Irwin Financial Corp.                    15,700    361,414
             Nara Bancorp, Inc.                       15,800    221,990
             PrivateBancorp, Inc.                     12,800    402,048
             Provident Bankshares Corp.               22,500    741,600
             Republic Bancorp, Inc.                   47,800    647,212
             Riggs National Corp.                     17,800    339,802
             South Financial Group, Inc.              48,300  1,475,082
             Southwest Bancorporation of Texas,
              Inc.                                    47,600    873,460
             Sterling Bancshares, Inc.                30,700    435,940
             Susquehanna Bancshares, Inc.             31,600    770,408
             TrustCo Bank Corp.                       50,500    580,245
             UCBH Holdings, Inc.                      30,900  1,232,910
             Umpqua Holdings Corp.                    30,300    707,505
             United Bankshares, Inc.                  26,700    884,838
             Whitney Holding Corp.                    28,500  1,268,535
             Wintrust Financial Corp.                 14,600    687,514
                                                             ----------
                                   Commercial Banks Total    19,388,358

          Consumer Finance - 0.2%
             Cash America International, Inc.         19,900    436,407
             Rewards Network, Inc. (a)                14,000     58,240
             World Acceptance Corp. (a)               12,900    329,208
                                                             ----------
                                   Consumer Finance Total       823,855

          Diversified Financial Services - 0.1%
             Financial Federal Corp.                  11,800    417,366
                                                             ----------
                     Diversified Financial Services Total       417,366

          Insurance - 2.4%
             Delphi Financial Group, Inc., Class A    20,200    868,600
             Hilb Rogal & Hobbs Co.                   24,400    873,520
             Infinity Property & Casualty Corp.       14,000    437,640
             LandAmerica Financial Group, Inc.        12,300    615,369
             Philadelphia Consolidated Holding
              Co. (a)                                 13,700  1,062,161

                                                     Shares  Value ($)
         -------------------------------------------------------------
             Presidential Life Corp.                 17,300    281,644
             ProAssurance Corp. (a)                  19,800    782,100
             RLI Corp.                               15,700    650,765
             SCPIE Holdings, Inc. (a)                 6,700     73,901
             Selective Insurance Group, Inc.         19,000    878,370
             Stewart Information Services Corp.      12,300    461,496
             UICI                                    27,300    662,025
             Zenith National Insurance Corp.         13,300    689,738
                                                            ----------
                                         Insurance Total     8,337,329

          Real Estate - 3.2%
             Capital Automotive, REIT                27,400    907,488
             Colonial Properties Trust               18,600    714,426
             Commercial Net Lease Realty, Inc.,
              REIT                                   35,300    651,285
             CRT Properties, Inc.                    21,200    461,736
             Entertainment Properties Trust, REIT    17,000    704,310
             Essex Property Trust, Inc., REIT        15,600  1,077,960
             Gables Residential Trust                19,900    662,670
             Glenborough Realty Trust, Inc.          21,700    414,904
             Kilroy Realty Corp., REIT               19,500    797,745
             Lexington Corporate Properties Trust    32,900    721,826
             New Century Financial Corp.             34,500  1,615,290
             Parkway Properties, Inc., REIT           9,600    448,320
             Shurgard Storage Centers, Inc.,
              Class A, REIT                          31,600  1,294,968
             Sovran Self Storage, Inc., REIT         10,700    424,041
                                                            ----------
                                       Real Estate Total    10,896,969

          Thrifts & Mortgage Finance - 2.1%
             Anchor BanCorp Wisconsin, Inc.          14,200    399,162
             BankAtlantic Bancorp, Inc., Class A     35,800    622,920
             Bankunited Financial Corp. (a)          19,100    513,026
             Brookline Bancorp, Inc.                 41,900    624,310
             Commercial Federal Corp.                26,700    738,255
             Dime Community Bancshares               22,800    346,560
             Downey Financial Corp.                  16,100    990,633
             FirstFed Financial Corp. (a)            11,200    571,312
             Fremont General Corp.                   48,200  1,059,918
             MAF Bancorp, Inc.                       21,700    901,418
             Sterling Financial Corp. (a)            15,500    553,350
                                                            ----------
                        Thrifts & Mortgage Finance Total     7,320,864
                                                            ----------
                                        FINANCIALS TOTAL    48,374,137

         HEALTH CARE - 12.7%

          Biotechnology - 0.2%
             ArQule, Inc. (a)                        21,200     99,852
             Enzo Biochem, Inc. (a)                  20,500    295,610
             Regeneron Pharmaceuticals, Inc. (a)     32,500    166,075
             Savient Pharmaceuticals, Inc. (a)       41,100    113,025
                                                            ----------
                                     Biotechnology Total       674,562

          Health Care Equipment & Supplies - 6.0%
             Advanced Medical Optics, Inc. (a)       25,300    916,113
             American Medical Systems Holdings,
              Inc. (a)                               41,200    707,816
             Analogic Corp.                           8,600    371,950
             ArthroCare Corp. (a)                    16,000    456,000



                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Small Company
                                                Index Fund

                                                     Shares  Value ($)
          ------------------------------------------------------------
          Common Stocks - (continued)

          HEALTH CARE - (continued)

           Health Care Equipment & Supplies - (continued)
              Biolase Technology, Inc.               15,700    133,450
              Biosite, Inc. (a)                      11,400    593,142
              CONMED Corp. (a)                       20,300    611,436
              Cooper Companies, Inc.                 29,100  2,121,390
              Cyberonics, Inc. (a)                   15,300    675,801
              Datascope Corp.                         9,200    281,336
              Diagnostic Products Corp.              17,800    859,740
              DJ Orthopedics, Inc. (a)               13,500    338,175
              Haemonetics Corp. (a)                  17,600    742,016
              Hologic, Inc. (a)                      14,200    452,625
              ICU Medical, Inc. (a)                   9,200    326,600
              IDEXX Laboratories, Inc. (a)           22,900  1,240,264
              Immucor, Inc. (a)                      30,600    923,814
              Integra LifeSciences Holdings
               Corp. (a)                             16,700    588,174
              Intermagnetics General Corp. (a)       17,400    423,516
              Invacare Corp.                         21,400    955,082
              Kensey Nash Corp. (a)                   7,700    208,516
              Mentor Corp.                           23,900    767,190
              Merit Medical Systems, Inc. (a)        18,000    215,820
              Osteotech, Inc. (a)                    11,700     44,460
              PolyMedica Corp.                       18,800    597,088
              Possis Medical, Inc. (a)               11,800     98,766
              ResMed, Inc. (a)                       23,300  1,314,120
              Respironics, Inc. (a)                  24,100  1,404,307
              SurModics, Inc. (a)                    11,300    360,583
              Sybron Dental Specialties, Inc. (a)    27,200    976,480
              Theragenics Corp. (a)                  20,400     70,176
              Viasys Healthcare, Inc. (a)            20,000    381,600
              Vital Signs, Inc.                       6,300    251,307
              Wilson Greatbatch Technologies,
               Inc. (a)                              14,500    264,480
                                                            ----------
                   Health Care Equipment & Supplies Total   20,673,333

           Health Care Providers & Services - 5.4%
              Accredo Health, Inc. (a)               33,200  1,474,412
              Amedisys, Inc. (a)                     10,400    314,600
              American Healthways, Inc. (a)          22,500    742,950
              AMERIGROUP Corp. (a)                   34,500  1,261,320
              Amsurg Corp. (a)                       19,900    503,470
              Centene Corp. (a)                      28,200    845,718
              Cerner Corp. (a)                       22,200  1,165,722
              Chemed Corp.                            8,500    650,080
              Cross Country Healthcare, Inc. (a)     17,900    300,004
              Cryolife, Inc. (a)                     15,100     93,469
              Curative Health Services, Inc. (a)      8,800     29,920
              Dendrite International, Inc. (a)       28,400    398,736
              Gentiva Health Services, Inc. (a)      16,300    263,734
              Hooper Holmes, Inc.                    44,200    168,844
              LabOne, Inc. (a)                       11,700    403,416
              LCA-Vision, Inc.                       12,200    406,260
              NDC Health Corp.                       24,400    389,912
              OCA, Inc. (a)                          31,500    133,875
              Odyssey Healthcare, Inc. (a)           23,300    274,008

                                                      Shares  Value ($)
        ---------------------------------------------------------------
            Owens & Minor, Inc.                       26,900    730,335
            PAREXEL International Corp. (a)           17,800    418,300
            Pediatrix Medical Group, Inc. (a)         15,500  1,063,145
            Pharmaceutical Product
             Development, Inc. (a)                    35,900  1,739,355
            Priority Healthcare Corp., Class B (a)    24,500    529,935
            Province Healthcare Co. (a)               33,800    814,242
            RehabCare Group, Inc. (a)                 11,100    318,681
            SFBC International, Inc. (a)              11,400    401,736
            Sierra Health Services, Inc. (a)          18,100  1,155,504
            Sunrise Senior Living, Inc. (a)           12,700    617,220
            United Surgical Partners
             International, Inc. (a)                  19,600    897,092
                                                             ----------
                   Health Care Providers & Services Total    18,505,995

         Pharmaceuticals - 1.1%
            Alpharma, Inc., Class A                   31,800    391,776
            Bradley Pharmaceuticals, Inc. (a)         10,100     96,556
            Connetics Corp. (a)                       24,400    617,076
            Medicis Pharmaceutical Corp.,
             Class A                                  36,900  1,106,262
            MGI Pharma, Inc. (a)                      48,500  1,225,595
            Noven Pharmaceuticals, Inc. (a)           15,900    269,664
                                                             ----------
                                    Pharmaceuticals Total     3,706,929
                                                             ----------
                                        HEALTH CARE TOTAL    43,560,819

        INDUSTRIALS - 18.5%

         Aerospace & Defense - 2.5%
            AAR Corp. (a)                             21,900    297,840
            Applied Signal Technology, Inc.            7,700    176,330
            Armor Holdings, Inc. (a)                  23,200    860,488
            Ceradyne, Inc. (a)                        16,600    371,342
            Cubic Corp.                               14,300    270,842
            Curtiss-Wright Corp.                      14,600    832,200
            DRS Technologies, Inc. (a)                18,600    790,500
            EDO Corp.                                 12,000    360,600
            Engineered Support Systems, Inc.          18,200    974,064
            Esterline Technologies Corp. (a)          17,000    587,350
            GenCorp, Inc.                             34,800    696,000
            Kaman Corp., Class A                      15,400    191,730
            Mercury Computer Systems, Inc. (a)        14,300    394,394
            Moog, Inc., Class A (a)                   16,600    750,320
            Teledyne Technologies, Inc. (a)           22,500    704,250
            Triumph Group, Inc. (a)                   10,800    420,552
                                                             ----------
                                Aerospace & Defense Total     8,678,802

         Air Freight & Logistics - 0.4%
            EGL, Inc. (a)                             31,400    715,920
            Forward Air Corp.                         14,600    621,668
                                                             ----------
                            Air Freight & Logistics Total     1,337,588

         Airlines - 0.3%
            Frontier Airlines, Inc. (a)               24,200    253,616
            Mesa Air Group, Inc. (a)                  20,600    144,200
            Skywest, Inc.                             39,200    728,728
                                                             ----------
                                           Airlines Total     1,126,544


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Small Company
                                                Index Fund

                                                     Shares  Value ($)
          ------------------------------------------------------------
          Common Stocks - (continued)

          INDUSTRIALS - (continued)

           Building Products - 1.0%
              Apogee Enterprises, Inc.               18,600    265,608
              ElkCorp                                12,900    496,134
              Griffon Corp. (a)                      18,100    387,521
              Lennox International, Inc.             37,200    815,424
              Simpson Manufacturing Co., Inc.        28,700    886,830
              Universal Forest Products, Inc.        11,600    450,660
                                                            ----------
                                 Building Products Total     3,302,177

           Commercial Services & Supplies - 3.9%
              ABM Industries, Inc.                   30,100    578,823
              Administaff, Inc.                      15,900    232,140
              Angelica Corp.                          6,100    170,800
              Bowne & Co., Inc.                      24,300    365,472
              Brady Corp., Class A                   30,300    980,205
              CDI Corp.                              10,600    234,578
              Central Parking Corp.                  21,400    367,652
              Coinstar, Inc. (a)                     17,100    362,520
              Consolidated Graphics, Inc. (a)         8,600    452,360
              CPI Corp.                               5,300     80,030
              G&K Services, Inc., Class A            14,300    576,147
              Harland (John H.) Co.                  18,900    649,404
              Heidrick & Struggles International,
               Inc. (a)                              13,000    478,010
              Imagistics International, Inc. (a)     11,000    384,230
              Insurance Auto Auctions, Inc. (a)       7,100    197,735
              Labor Ready, Inc. (a)                  28,900    538,985
              Mobile Mini, Inc. (a)                   9,900    400,059
              NCO Group, Inc. (a)                    21,800    426,190
              On Assignment, Inc. (a)                17,200     87,720
              Pre-Paid Legal Services, Inc.           9,300    314,712
              PRG-Schultz International, Inc. (a)    29,000    145,290
              School Specialty, Inc. (a)             15,500    606,980
              Sourcecorp, Inc. (a)                   10,700    215,498
              Spherion Corp. (a)                     41,400    310,086
              Standard Register Co.                  17,800    224,280
              Tetra Tech, Inc. (a)                   38,400    484,608
              United Stationers, Inc. (a)            22,500  1,018,125
              Vertrue, Inc. (a)                       6,300    223,272
              Viad Corp.                             15,000    403,500
              Volt Information Sciences, Inc. (a)     8,000    193,200
              Waste Connections, Inc. (a)            32,400  1,125,900
              Watson Wyatt & Co. Holdings            22,100    601,120
                                                            ----------
                    Commercial Services & Supplies Total    13,429,631

           Construction & Engineering - 0.7%
              EMCOR Group, Inc. (a)                  10,400    486,928
              Insituform Technologies, Inc.,
               Class A (a)                           18,200    264,082
              Shaw Group, Inc. (a)                   43,500    948,300
              URS Corp. (a)                          26,700    767,625
                                                            ----------
                        Construction & Engineering Total     2,466,935

           Electrical Equipment - 1.8%
              Acuity Brands, Inc.                    29,400    793,800
              Artesyn Technologies, Inc. (a)         26,700    232,557

                                                     Shares  Value ($)
          ------------------------------------------------------------
              Baldor Electric Co.                    20,600    531,686
              C&D Technologies, Inc.                 17,200    172,860
              Dionex Corp. (a)                       13,400    730,300
              MagneTek, Inc. (a)                     19,400    103,402
              Regal-Beloit Corp.                     19,700    567,163
              Roper Industries, Inc.                 28,600  1,873,300
              Smith (A.O.) Corp.                     16,700    482,129
              Vicor Corp.                            20,900    218,196
              Woodward Governor Co.                   7,200    516,240
                                                            ----------
                              Electrical Equipment Total     6,221,633

           Industrial Conglomerates - 0.2%
              Standex International Corp.             7,900    215,670
              Tredegar Corp.                         22,500    379,350
                                                            ----------
                          Industrial Conglomerates Total       595,020

           Machinery - 5.1%
              Albany International Corp., Class A    21,500    663,920
              Astec Industries, Inc. (a)             12,500    275,625
              Barnes Group, Inc.                     14,400    391,248
              Briggs & Stratton Corp.                35,000  1,274,350
              Clarcor, Inc.                          17,400    904,104
              Cuno, Inc. (a)                         11,700    601,263
              Gardner Denver, Inc. (a)               13,500    533,385
              IDEX Corp.                             34,500  1,392,075
              JLG Industries, Inc.                   33,800    728,390
              Kaydon Corp.                           19,200    602,880
              Lindsay Manufacturing Co.               8,000    152,640
              Lydall, Inc. (a)                       10,900    120,990
              Manitowoc, Inc.                        20,100    811,839
              Mascotech, Inc. Escrowed
               Shares (a) (b)                        31,800         --
              Milacron, Inc. (a)                     29,400     89,670
              Mueller Industries, Inc.               24,900    700,935
              Oshkosh Truck Corp.                    24,600  2,016,954
              Reliance Steel & Aluminum Co.          20,200    808,202
              Robbins & Myers, Inc.                   8,800    193,688
              Stewart & Stevenson Services, Inc.     19,600    448,644
              Thomas Industries, Inc.                10,000    396,400
              Timken Co.                             62,000  1,695,080
              Toro Co.                               14,700  1,300,950
              Valmont Industries, Inc.               13,800    308,016
              Wabash National Corp.                  21,000    512,400
              Watts Water Technologies, Inc.         19,600    639,156
              Wolverine Tube, Inc. (a)               10,100     90,395
                                                            ----------
                                         Machinery Total    17,653,199

           Marine - 0.2%
              Kirby Corp. (a)                        16,000    672,480
                                                            ----------
                                            Marine Total       672,480

           Road & Rail - 1.6%
              Arkansas Best Corp.                    16,300    615,814
              Heartland Express, Inc.                41,300    790,895
              Kansas City Southern (a)               43,200    832,032
              Knight Transportation, Inc.            31,900    786,973
              Landstar System, Inc. (a)              41,200  1,349,300
              USF Corp.                              19,000    916,940
                                                            ----------
                                       Road & Rail Total     5,291,954



                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Small Company
                                                Index Fund

                                                       Shares  Value ($)
        ----------------------------------------------------------------
        Common Stocks - (continued)

        INDUSTRIALS - (continued)

         Trading Companies & Distributors - 0.8%
            Applied Industrial Technologies, Inc.      18,400    500,480
            Hughes Supply, Inc.                        44,900  1,335,775
            Lawson Products                             4,800    224,640
            Watsco, Inc.                               17,000    715,700
                                                              ----------
                    Trading Companies & Distributors Total     2,776,595
                                                              ----------
                                         INDUSTRIALS TOTAL    63,552,558

        INFORMATION TECHNOLOGY - 14.7%

         Communications Equipment - 1.1%
            Audiovox Corp., Class A (a)                14,200    180,908
            Bel Fuse, Inc., Class B                     7,600    230,280
            Belden CDT, Inc.                           31,800    706,278
            Black Box Corp.                            11,800    441,438
            Brooktrout, Inc. (a)                        8,600     96,750
            C-COR.net Corp. (a)                        32,400    196,992
            Ceva, Inc. (a)                                  1          8
            Digi International, Inc. (a)               15,200    208,544
            Harmonic, Inc. (a)                         49,100    469,396
            Inter-Tel, Inc.                            15,800    387,100
            Network Equipment Technologies,
             Inc. (a)                                  17,000     95,710
            PC-Tel, Inc. (a)                           13,400     98,624
            Symmetricom, Inc. (a)                      31,300    347,117
            Tollgrade Communications, Inc. (a)          9,300     64,170
            ViaSat, Inc. (a)                           16,400    306,516
                                                              ----------
                            Communications Equipment Total     3,829,831

         Computers & Peripherals - 0.9%
            Adaptec, Inc. (a)                          75,800    363,082
            Avid Technology, Inc. (a)                  23,100  1,250,172
            Hutchinson Technology, Inc. (a)            17,100    594,738
            Pinnacle Systems, Inc. (a)                 47,400    264,966
            SBS Technologies, Inc. (a)                 10,600    118,190
            Synaptics, Inc. (a)                        17,800    412,960
                                                              ----------
                             Computers & Peripherals Total     3,004,108

         Electronic Equipment & Instruments - 4.0%
            Aeroflex, Inc. (a)                         50,700    473,031
            Agilysys, Inc.                             19,500    383,370
            Anixter International, Inc. (a)            23,400    845,910
            BEI Technologies, Inc.                      9,000    215,730
            Bell Microproducts, Inc. (a)               19,300    144,364
            Benchmark Electronics, Inc. (a)            28,100    894,423
            Checkpoint Systems, Inc. (a)               27,100    457,448
            Cognex Corp.                               29,900    743,912
            Coherent, Inc. (a)                         20,800    702,208
            CTS Corp.                                  25,000    325,000
            Daktronics, Inc. (a)                       11,800    255,470
            Electro Scientific Industries, Inc. (a)    19,300    374,227
            FLIR Systems, Inc. (a)                     47,100  1,427,130
            Gerber Scientific, Inc. (a)                14,400    104,832
            Global Imaging Systems, Inc. (a)           15,900    563,814
            Itron, Inc. (a)                            14,600    432,744

                                                      Shares  Value ($)
         --------------------------------------------------------------
             Keithley Instruments, Inc.               10,300    166,139
             Littelfuse, Inc. (a)                     15,100    432,615
             Methode Electronics, Inc., Class A       24,700    299,117
             MTS Systems Corp.                        13,600    394,808
             Park Electrochemical Corp.               12,900    261,354
             Paxar Corp. (a)                          25,600    546,304
             Photon Dynamics, Inc. (a)                11,500    219,190
             Planar Systems, Inc. (a)                 10,000     90,200
             RadiSys Corp. (a)                        13,500    191,160
             Rogers Corp. (a)                         11,400    456,000
             ScanSource, Inc. (a)                      8,600    445,738
             Technitrol, Inc.                         27,500    410,300
             Trimble Navigation Ltd. (a)              35,200  1,190,112
             Veeco Instruments, Inc. (a)              19,000    285,950
             X-Rite, Inc.                             13,200    198,528
                                                             ----------
                 Electronic Equipment & Instruments Total    13,931,128

          Internet Software & Services - 0.8%
             Digital Insight Corp. (a)                24,200    396,880
             FindWhat.com (a)                         18,900    195,993
             j2 Global Communications, Inc. (a)       14,700    504,357
             WebEx Communications, Inc. (a)           26,100    563,499
             Websense, Inc. (a)                       16,100    866,180
             Zix Corp. (a)                            20,100     75,174
                                                             ----------
                       Internet Software & Services Total     2,602,083

          IT Services - 1.6%
             CACI International, Inc., Class A (a)    20,300  1,121,169
             Carreker Corp. (a)                       15,700     88,077
             CIBER, Inc. (a)                          39,900    290,073
             eFunds Corp. (a)                         33,200    741,024
             Global Payments, Inc.                    24,200  1,560,658
             Intrado, Inc. (a)                        11,800    145,140
             Mantech International Corp. (a)          16,900    389,883
             MAXIMUS, Inc.                            13,600    455,464
             Pegasus Solutions, Inc. (a)              13,100    154,842
             Startek, Inc.                             8,700    146,160
             Talx Corp.                               14,100    256,056
                                                             ----------
                                        IT Services Total     5,348,546

          Semiconductors & Semiconductor Equipment - 2.7%
             Actel Corp. (a)                          17,100    262,998
             Advanced Energy Industries, Inc. (a)     18,400    177,928
             Alliance Semiconductor Corp. (a)         20,500     51,045
             ATMI, Inc. (a)                           21,300    533,352
             Axcelis Technologies, Inc. (a)           67,900    495,670
             Brooks Automation, Inc. (a)              30,600    464,508
             Cohu, Inc.                               14,700    234,465
             Cymer, Inc. (a)                          25,100    671,927
             DSP Group, Inc. (a)                      19,000    489,440
             DuPont Photomasks, Inc. (a)              11,700    312,039
             ESS Technology, Inc. (a)                 23,900    125,953
             Exar Corp. (a)                           28,400    380,560
             FEI Co. (a)                              19,800    458,370
             Helix Technology Corp.                   17,700    273,819
             Kopin Corp. (a)                          47,500    145,825
             Kulicke & Soffa Industries, Inc. (a)     34,900    219,521
             Microsemi Corp. (a)                      41,500    676,035
             Pericom Semiconductor Corp. (a)          18,000    154,260


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Small Company
                                                Index Fund

                                                     Shares  Value ($)
         -------------------------------------------------------------
         Common Stocks - (continued)

         INFORMATION TECHNOLOGY - (continued)

         Semiconductors & Semiconductor Equipment - (continued)
             Photronics, Inc. (a)                    22,200    401,820
             Power Integrations, Inc. (a)            21,100    440,779
             Rudolph Technologies, Inc. (a)          10,300    155,118
             Skyworks Solutions, Inc. (a)           106,600    676,910
             Standard Microsystems Corp. (a)         12,700    220,472
             Supertex, Inc. (a)                       8,900    162,959
             Ultratech, Inc. (a)                     16,200    236,520
             Varian Semiconductor Equipment
              Associates, Inc. (a)                   24,800    942,648
                                                            ----------
          Semiconductors & Semiconductor Equipment Total     9,364,941

          Software - 3.6%
             Altiris, Inc. (a)                       15,700    374,445
             ANSYS, Inc. (a)                         21,400    732,094
             Captaris, Inc. (a)                      20,600     83,430
             Catapult Communications Corp. (a)        7,700    164,395
             Concord Communications, Inc. (a)        12,400    125,488
             EPIQ Systems, Inc. (a)                  10,700    138,886
             FactSet Research Systems, Inc.          26,300    868,163
             FileNET Corp. (a)                       28,100    640,118
             Hyperion Solutions Corp. (a)            27,200  1,199,792
             Internet Security Systems, Inc. (a)     29,300    536,190
             JDA Software Group, Inc. (a)            19,800    277,992
             Kronos, Inc. (a)                        21,600  1,103,976
             Manhattan Associates, Inc. (a)          20,400    415,548
             MapInfo Corp. (a)                       13,900    167,356
             MICROS Systems, Inc. (a)                25,700    943,447
             MRO Software, Inc. (a)                  15,600    218,868
             Napster, Inc. (a)                       29,000    188,790
             NYFIX, Inc. (a)                         20,900    112,442
             Phoenix Technologies Ltd. (a)           16,800    159,936
             Progress Software Corp. (a)             24,800    650,256
             Radiant Systems, Inc. (a)               16,200    158,760
             Serena Software, Inc. (a)               23,800    565,488
             Sonic Solutions (a)                     15,300    230,265
             SPSS, Inc. (a)                          11,200    194,768
             Take-Two Interactive Software,
              Inc. (a)                               31,300  1,223,830
             THQ, Inc. (a)                           26,700    751,338
             Verity, Inc. (a)                        25,700    242,865
                                                            ----------
                                          Software Total    12,468,926
                                                            ----------
                            INFORMATION TECHNOLOGY TOTAL    50,549,563

         MATERIALS - 6.3%

          Chemicals - 1.8%
             Arch Chemicals, Inc.                    15,900    452,673
             Cambrex Corp.                           17,700    377,010
             Georgia Gulf Corp.                      23,100  1,062,138
             H.B. Fuller Co.                         19,500    565,500
             Headwaters, Inc. (a)                    27,200    892,704
             MacDermid, Inc.                         18,700    607,750
             Material Sciences Corp. (a)              9,100    122,395

                                                     Shares  Value ($)
         -------------------------------------------------------------
             OM Group, Inc. (a)                      19,300    587,106
             Omnova Solutions, Inc. (a)              27,600    148,212
             Penford Corp.                            6,000     97,500
             PolyOne Corp. (a)                       62,300    553,224
             Quaker Chemical Corp.                    6,600    135,564
             Schulman (A.), Inc.                     20,800    362,336
             Wellman, Inc.                           21,700    313,782
                                                            ----------
                                         Chemicals Total     6,277,894

          Construction Materials - 0.7%
             Florida Rock Industries, Inc.           25,400  1,494,028
             Texas Industries, Inc.                  15,100    811,625
                                                            ----------
                            Construction Materials Total     2,305,653

          Containers & Packaging - 0.7%
             AptarGroup, Inc.                        24,200  1,257,916
             Caraustar Industries, Inc. (a)          19,400    250,260
             Chesapeake Corp.                        13,400    281,668
             Myers Industries, Inc.                  22,200    313,242
             Rock-Tenn Co., Class A                  22,700    301,910
                                                            ----------
                            Containers & Packaging Total     2,404,996

          Metals & Mining - 2.6%
             Aleris International, Inc. (a)          18,400    459,080
             AMCOL International Corp.               17,500    328,300
             Brush Engineered Materials, Inc. (a)    13,000    247,390
             Carpenter Technology Corp.              16,500    980,265
             Castle (A.M.) & Co. (a)                  8,800    110,880
             Century Aluminum Co. (a)                18,700    565,862
             Cleveland-Cliffs, Inc.                  14,700  1,071,189
             Commercial Metals Co.                   40,100  1,358,989
             Massey Energy Co.                       51,700  2,070,068
             Quanex Corp.                            16,900    901,108
             RTI International Metals, Inc. (a)      14,700    343,980
             Ryerson Tull, Inc.                      17,000    215,390
             Steel Technologies, Inc.                 8,200    196,718
                                                            ----------
                                   Metals & Mining Total     8,849,219

          Paper & Forest Products - 0.5%
             Buckeye Technologies, Inc. (a)          22,600    244,080
             Deltic Timber Corp.                      8,300    324,530
             Neenah Paper, Inc.                      10,200    342,924
             Pope & Talbot, Inc.                     11,000    193,380
             Schweitzer-Mauduit International,
              Inc.                                   10,300    345,565
             Wausau-Mosinee Paper Corp.              35,100    496,314
                                                            ----------
                           Paper & Forest Products Total     1,946,793
                                                            ----------
                                         MATERIALS TOTAL    21,784,555

         TELECOMMUNICATION SERVICES - 0.3%

          Diversified Telecommunication Services - 0.3%
             Commonwealth Telephone
              Enterprises, Inc. (a)                  14,400    678,816
             General Communication, Inc.,
              Class A (a)                            35,900    327,767
                                                            ----------
            Diversified Telecommunication Services Total     1,006,583



                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Small Company
                                                Index Fund

                                                     Shares   Value ($)
        ---------------------------------------------------------------
        Common Stocks - (continued)

        TELECOMMUNICATION SERVICES - (continued)

         Wireless Telecommunication Services - 0.0%
            Boston Communications Group,
             Inc. (a)                                11,900      84,728
                                                            -----------
                 Wireless Telecommunication Services Total       84,728
                                                            -----------
                          TELECOMMUNICATION SERVICES TOTAL    1,091,311

        UTILITIES - 4.4%

         Electric Utilities - 1.2%
            ALLETE, Inc.                             20,200     845,370
            Central Vermont Public Service Corp.      8,300     186,584
            CH Energy Group, Inc.                    10,700     488,990
            Cleco Corp.                              33,200     707,160
            El Paso Electric Co. (a)                 32,200     611,800
            Green Mountain Power Corp.                3,500     102,550
            UIL Holdings Corp.                        9,300     471,045
            Unisource Energy Corp.                   23,300     721,601
                                                            -----------
                                  Electric Utilities Total    4,135,100

         Gas Utilities - 2.5%
            Atmos Energy Corp.                       53,900   1,455,300
            Cascade Natural Gas Corp.                 7,700     153,692
            Laclede Group, Inc.                      14,300     417,560
            New Jersey Resources Corp.               18,100     787,893
            Northwest Natural Gas Co.                18,800     679,996
            Piedmont Natural Gas Co.                 52,000   1,198,080
            Southern Union Co. (a)                   65,900   1,654,749
            Southwest Gas Corp.                      24,500     591,920
            UGI Corp.                                35,000   1,589,700
                                                            -----------
                                       Gas Utilities Total    8,528,890

         Multi-Utilities & Unregulated Power - 0.6%
            Avista Corp.                             32,900     575,750
            Energen Corp.                            24,900   1,658,340
                                                            -----------
                 Multi-Utilities & Unregulated Power Total    2,234,090

         Water Utilities - 0.1%
            American States Water Co.                11,300     285,890
                                                            -----------
                                     Water Utilities Total      285,890
                                                            -----------
                                           UTILITIES TOTAL   15,183,970

                                       TOTAL COMMON STOCKS
                                    (cost of $256,577,641)  338,936,611

        Investment Company - 1.2%
            iShares S&P SmallCap 600 Index Fund      26,100   4,145,985
                                                            -----------
                                  TOTAL INVESTMENT COMPANY
                                      (cost of $4,214,087)    4,145,985

                                                  Par ($)   Value ($)
          -----------------------------------------------------------
          Short-Term Obligation - 0.1%
             Repurchase agreement with State
             Street Bank & Trust Co., dated
             03/31/05, due 04/01/05 at 2.450%,
             collateralized by a U.S. Treasury
             Bond maturing 05/15/17, market
             value of $238,850 (repurchase
             proceeds $230,016)                   230,000     230,000
                                                          -----------

                           TOTAL SHORT-TERM OBLIGATION
                                    (cost of $230,000)        230,000

                             Total Investments - 99.9%
                            (cost of $261,021,728) (c)    343,312,596

                Other Assets & Liabilities, Net - 0.1%        274,883

                                   Net Assets - 100.0%    343,587,479

NOTES TO INVESTMENT PORTFOLIO:
(a)Non-income producing security.
(b)Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(c)Cost for federal income tax purposes is $264,664,924.

                      ACRONYM NAME
                      ------------------------------------
                       REIT   Real Estate Investment Trust

  At March 31, 2005, the Fund held investments in the following sectors:

                                                      % OF
                   SECTOR                          NET ASSETS
                   ------------------------------------------
                   Industrials                        18.5%
                   Consumer Discretionary             17.5
                   Information Technology             14.7
                   Financials                         14.1
                   Health Care                        12.7
                   Energy                              6.6
                   Materials                           6.3
                   Utilities                           4.4
                   Consumer Staples                    3.5
                   Investment Company                  1.2
                   Telecommunication Services          0.3
                   Short-Term Obligation               0.1
                   Other Assets & Liabilities, Net     0.1
                                                     -----
                                                     100.0%
                                                     -----


See Accompanying Notes to Financial Statements.

                  INVESTMENT PORTFOLIO
                                       -----------------------
                  March 31, 2005       Columbia U.S. Treasury
                                                   Index Fund


                                               Par ($)   Value ($)
              ----------------------------  ---------- -----------
              U.S. Government Obligations - 98.1%

               U.S. Treasury Bonds - 30.2%
                  12.000% 08/15/13           4,175,000   5,210,596
                  7.500% 11/15/16            7,700,000   9,653,875
                  8.750% 05/15/17            1,330,000   1,827,556
                  8.875% 08/15/17              900,000   1,251,317
                  8.500% 02/15/20              721,000   1,003,232
                  7.875% 02/15/21            7,100,000   9,481,276
                  8.125% 08/15/21            1,150,000   1,574,781
                  7.250% 08/15/22            1,950,000   2,492,724
                  6.125% 11/15/27            8,450,000   9,876,267
                  5.250% 02/15/29            4,950,000   5,212,389
                                                       -----------
                            U.S. Treasury Bonds Total   47,584,013

               U.S. Treasury Notes - 67.9%
                  2.250% 04/30/06            8,800,000   8,682,784
                  2.500% 05/31/06            5,500,000   5,434,258
                  2.750% 06/30/06            3,150,000   3,118,254
                  2.375% 08/15/06            5,900,000   5,801,128
                  6.500% 10/15/06            4,350,000   4,531,647
                  3.500% 11/15/06            2,650,000   2,641,719
                  2.250% 02/15/07            7,750,000   7,538,689
                  4.375% 05/15/07            6,850,000   6,926,528
                  3.000% 11/15/07            7,350,000   7,190,365
                  5.625% 05/15/08            4,515,000   4,732,108
                  3.125% 10/15/08           15,900,000  15,423,620
                  2.625% 03/15/09            1,000,000     947,500
                  5.500% 05/15/09            8,400,000   8,848,879
                  5.750% 08/15/10            3,100,000   3,326,688
                  5.000% 08/15/11            2,250,000   2,337,539
                  4.875% 02/15/12            2,000,000   2,065,234
                  4.000% 11/15/12            2,450,000   2,391,813
                  3.875% 02/15/13           10,200,000   9,845,785
                  4.250% 08/15/14            5,400,000   5,295,375
                                                       -----------
                            U.S. Treasury Notes Total  107,079,913
                                                       -----------

                                TOTAL U.S. GOVERNMENT
                                          OBLIGATIONS
                               (cost of $153,296,285)  154,663,926

                                                   Par ($)   Value ($)
         ------------------------------------    --------- -----------
         Short-Term Obligation - 1.2%
            Repurchase agreement with State
            Street Bank & Trust Co., dated
            03/31/05, due 04/01/05 at 2.450%,
            collateralized by a U.S. Treasury
            Bond maturing 05/15/17, market
            value of $1,832,550 (repurchase
            proceeds $1,794,122)                 1,794,000   1,794,000
                                                           -----------

                            TOTAL SHORT-TERM OBLIGATION
                                   (cost of $1,794,000)      1,794,000

                              Total Investments - 99.3%
                             (cost of $155,090,285) (a)    156,457,926

                 Other Assets & Liabilities, Net - 0.7%      1,145,444

                                    Net Assets - 100.0%    157,603,370

NOTES TO INVESTMENT PORTFOLIO:
(a)Cost for federal income tax purposes is $156,915,879.


                                See Accompanying Notes to Financial Statements.

          STATEMENTS OF ASSETS AND LIABILITIES
                                               -----------------------
          March 31, 2005                         Columbia Index Funds

                                                         Columbia    Columbia
                                                          Large       Small       Columbia
                                                         Company     Company    U.S. Treasury
                                                          Index       Index         Index
                                                         Fund ($)    Fund ($)     Fund ($)
---------------------------------------------------------------------------------------------
Assets:
  Unaffiliated investments, at cost                     758,759,350 261,021,728  155,090,285
  Affiliated investments, at cost                        10,134,436          --           --
                                                        ----------- -----------  -----------
  Unaffiliated investments, at value                    849,364,683 343,312,596  156,457,926
  Affiliated investments, at value                       14,217,840          --           --
                                                        ----------- -----------  -----------
    Total investments, at value                         863,582,523 343,312,596  156,457,926
  Cash                                                      411,716          48          722
  Receivable for:
    Investments sold                                             --          --    7,455,437
    Fund shares sold                                      1,557,932     138,150       12,673
    Interest                                                     71          16    1,886,496
    Dividends                                             1,155,796     275,083           --
  Deferred Trustees' compensation plan                        5,526       4,413        3,851
  Other assets                                                   97          --           --
                                                        ----------- -----------  -----------
    Total assets                                        866,713,661 343,730,306  165,817,105

---------------------------------------------------------------------------------------------
Liabilities:
  Payable for:
    Investments purchased                                   432,358          --    7,558,854
    Fund shares repurchased                               1,031,120      67,857      435,548
    Distributions                                                --          --      151,339
    Investment advisory fee                                  74,460      29,505       13,399
    Sub-account services fee                                134,083       4,032        5,045
    Administration fee                                       74,673      28,940       40,161
    Trustees' fee                                                54         154        1,377
    Distribution and service fees                            19,690       7,111        3,199
  Deferred Trustees' fee                                      5,526       4,413        3,851
  Other liabilities                                           2,155         815          962
                                                        ----------- -----------  -----------
    Total liabilities                                     1,774,119     142,827    8,213,735
Net Assets                                              864,939,542 343,587,479  157,603,370

---------------------------------------------------------------------------------------------
Composition of Net Assets:
  Paid-in capital                                       757,168,489 259,845,737  158,658,869
  Undistributed (overdistributed) net investment income   3,365,980     609,077   (1,616,462)
  Accumulated net realized gain (loss) on investments     9,716,336     841,797     (806,678)
  Unrealized appreciation of investments                 94,688,737  82,290,868    1,367,641
                                                        ----------- -----------  -----------
Net Assets                                              864,939,542 343,587,479  157,603,370


See Accompanying Notes to Financial Statements.

          STATEMENTS OF ASSETS AND LIABILITIES
                                               -----------------------
          March 31, 2005                         Columbia Index Funds

                                                            Columbia    Columbia
                                                             Large       Small       Columbia
                                                            Company     Company    U.S. Treasury
                                                             Index       Index         Index
                                                            Fund ($)    Fund ($)     Fund ($)
------------------------------------------------------------------------------------------------
Net Assets:
  Class A                                                   24,397,911   8,351,255    3,313,665
  Class B                                                   13,026,614   3,387,424    1,451,235
  Class C                                                    3,133,140   3,278,374      869,124
  Class Z                                                  824,381,877 328,570,426  151,969,346

------------------------------------------------------------------------------------------------
Shares of Beneficial Interest Outstanding:
  Class A                                                      896,186     400,361      309,223
  Class B                                                      480,444     164,481      135,434
  Class C                                                      115,283     159,018       81,104
  Class Z                                                   30,241,596  15,728,547   14,181,398

------------------------------------------------------------------------------------------------
Class A:
  Net asset value per share (a)                                  27.22       20.86        10.72
  Maximum sales charge                                           5.75%       5.75%        4.75%
  Maximum offering price per share (b)                           28.88       22.13        11.25

------------------------------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share (a)               27.11       20.59        10.72

------------------------------------------------------------------------------------------------
Class C:
  Net asset value and offering price per share (a)               27.18       20.62        10.72

------------------------------------------------------------------------------------------------
Class Z:
  Net asset value, offering and redemption price per share       27.26       20.89        10.72

(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)On sales of $50,000 or more the offering price is reduced.



                                See Accompanying Notes to Financial Statements.

           STATEMENTS OF OPERATIONS
                                             -----------------------
           For the Year Ended March 31, 2005   Columbia Index Funds

                                                                                              Columbia    Columbia
                                                                                               Large       Small
                                                                                              Company     Company
                                                                                               Index       Index
                                                                                              Fund ($)    Fund ($)
---------------------------------------------------------------------------------------------------------------------
Investment Income:
  Dividends                                                                                  17,497,462   3,489,716
  Dividends from affiliates                                                                     574,560          --
  Interest                                                                                       26,680      10,865
  Foreign taxes withheld                                                                             --      (1,329)
                                                                                             ----------  ----------
    Total income                                                                             18,098,702   3,499,252

---------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fee                                                                       872,376     317,647
  Sub-account services fee - Class Z                                                            633,262      15,927
  Administration fee                                                                          1,887,476     669,754
  Service fee:
    Class A                                                                                      45,552      12,056
    Class B                                                                                      28,195       5,794
    Class C                                                                                       6,405       5,025
  Distribution fee:
    Class B                                                                                      84,583      17,401
    Class C                                                                                      19,214      15,084
  Trustees' fee                                                                                  23,461      12,064
  Non-recurring cost assumed by Investment Advisor (See Note 8)                                  45,326      15,870
  Other expenses                                                                                 11,559       3,383
                                                                                             ----------  ----------
    Total expenses                                                                            3,657,409   1,090,005
  Fees reimbursed by Administrator - Class Z shares                                             (84,032)         --
  Fees waived by Distributor - Class C shares                                                        --          --
  Non-recurring cost assumed by Investment Advisor (See Note 8)                                 (45,326)    (15,870)
                                                                                             ----------  ----------
    Net expenses                                                                              3,528,051   1,074,135
                                                                                             ----------  ----------
Net Investment Income                                                                        14,570,651   2,425,117

---------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on unaffiliated investments                                              44,375,401  12,203,027
  Net realized gain on affiliated investments                                                 1,006,819          --
  Net realized loss on the disposal of investments in violation of restrictions (See Note 6)         --          --
  Net change in unrealized appreciation (depreciation) on investments                        (7,003,660) 23,765,982
                                                                                             ----------  ----------
Net Gain (loss)                                                                              38,378,560  35,969,009
                                                                                             ----------  ----------
Net Increase (Decrease) in Net Assets Resulting From Operations                              52,949,211  38,394,126
                                                                                             ----------  ----------

                                                                                               Columbia
                                                                                             U.S. Treasury
                                                                                                 Index
                                                                                               Fund ($)
----------------------------------------------------------------------------------------------------------
Investment Income:
  Dividends                                                                                           --
  Dividends from affiliates                                                                           --
  Interest                                                                                     6,448,696
  Foreign taxes withheld                                                                              --
                                                                                              ----------
    Total income                                                                               6,448,696

----------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fee                                                                        165,829
  Sub-account services fee - Class Z                                                              33,281
  Administration fee                                                                             497,489
  Service fee:
    Class A                                                                                        6,908
    Class B                                                                                        4,116
    Class C                                                                                        2,262
  Distribution fee:
    Class B                                                                                       12,349
    Class C                                                                                        6,785
  Trustees' fee                                                                                   10,164
  Non-recurring cost assumed by Investment Advisor (See Note 8)                                    8,782
  Other expenses                                                                                   2,233
                                                                                              ----------
    Total expenses                                                                               750,198
  Fees reimbursed by Administrator - Class Z shares                                              (16,051)
  Fees waived by Distributor - Class C shares                                                     (1,357)
  Non-recurring cost assumed by Investment Advisor (See Note 8)                                   (8,782)
                                                                                              ----------
    Net expenses                                                                                 724,008
                                                                                              ----------
Net Investment Income                                                                          5,724,688

----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on unaffiliated investments                                                1,476,938
  Net realized gain on affiliated investments                                                         --
  Net realized loss on the disposal of investments in violation of restrictions (See Note 6)          --
  Net change in unrealized appreciation (depreciation) on investments                         (8,114,835)
                                                                                              ----------
Net Gain (loss)                                                                               (6,637,897)
                                                                                              ----------
Net Increase (Decrease) in Net Assets Resulting From Operations                                 (913,209)
                                                                                              ----------



See Accompanying Notes to Financial Statements.

          STATEMENTS OF CHANGES IN NET ASSETS
                                              -----------------------
                                                Columbia Index Funds

                                                                 Columbia Large             Columbia Small
                                                               Company Index Fund         Company Index Fund
                                                           --------------------------  ------------------------
                                                               Year          Year         Year         Year
                                                               Ended         Ended        Ended        Ended
                                                             March 31,     March 31,    March 31,    March 31,
                                                             2005 ($)      2004 ($)     2005 ($)     2004 ($)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Net investment income                                      14,570,651     9,951,456    2,425,117    1,234,280
  Net realized gain (loss) on investments                    45,382,220     7,895,268   12,203,027   12,355,246
  Net change in unrealized appreciation (depreciation) of
    investments                                              (7,003,660)  196,922,269   23,765,982   96,571,094
  Net realized loss on the disposal of investments in
    violation of restrictions                                        --            --           --           --
                                                           ------------  ------------  -----------  -----------
      Net increase (decrease) in net assets                  52,949,211   214,768,993   38,394,126  110,160,620

-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income:
    Class A                                                    (296,387)      (65,332)     (19,591)      (1,138)
    Class B                                                     (74,770)      (15,166)          (8)          --
    Class C                                                     (17,182)       (3,150)          --           --
    Class Z                                                 (12,685,704)   (9,437,778)  (1,874,718)    (909,849)
  From net realized gain on investments:
    Class A                                                    (820,050)      (27,596)    (279,541)          --
    Class B                                                    (449,387)      (25,207)    (141,759)          --
    Class C                                                    (103,344)       (5,235)    (125,600)          --
    Class Z                                                 (31,154,092)   (3,409,977) (16,236,933)          --
                                                           ------------  ------------  -----------  -----------
      Total distributions                                   (45,600,916)  (12,989,441) (18,678,150)    (910,987)

-----------------------------------------------------------------------------------------------------------------
Share Transactions:
Class A:
  Subscriptions                                              15,039,874    17,823,067    7,403,429    3,589,744
  Distributions reinvested                                    1,089,996        90,168      278,729          607
  Redemptions                                                (3,881,875)   (6,792,129)  (1,915,936)  (1,422,648)
                                                           ------------  ------------  -----------  -----------
    Net increase                                             12,247,995    11,121,106    5,766,222    2,167,703
                                                           ------------  ------------  -----------  -----------
Class B:
  Subscriptions                                               5,581,073     8,537,666    2,150,143    1,150,005
  Distributions reinvested                                      445,538        35,953      133,510           --
  Redemptions                                                (2,179,516)     (734,135)    (381,053)     (41,528)
                                                           ------------  ------------  -----------  -----------
    Net increase (decrease)                                   3,847,095     7,839,484    1,902,600    1,108,477
                                                           ------------  ------------  -----------  -----------
Class C:
  Subscriptions                                               1,378,213     1,929,810    2,221,552    1,292,441
  Distributions reinvested                                      116,805         7,979      114,399           --
  Redemptions                                                  (337,005)     (300,993)    (387,563)    (176,592)
                                                           ------------  ------------  -----------  -----------
    Net increase (decrease)                                   1,158,013     1,636,796    1,948,388    1,115,849
                                                           ------------  ------------  -----------  -----------
Class Z:
  Subscriptions                                             159,863,680   241,564,709   24,213,368   18,204,562
  Distributions reinvested                                   36,976,770    10,522,224   16,672,144      849,907
  Redemptions                                              (241,546,554) (199,497,682) (30,667,070) (30,942,461)
                                                           ------------  ------------  -----------  -----------
    Net increase (decrease)                                 (44,706,104)   52,589,251   10,218,442  (11,887,992)
                                                           ------------  ------------  -----------  -----------
  Net increase (decrease) in net assets from share
    transactions                                            (27,453,001)   73,186,637   19,835,652   (7,495,963)
                                                           ------------  ------------  -----------  -----------
  Net increase (decrease) in net assets                     (20,104,706)  274,966,189   39,551,628  101,753,670

-----------------------------------------------------------------------------------------------------------------
Net Assets
  Beginning of period                                       885,044,248   610,078,059  304,035,851  202,282,181
  End of period                                             864,939,542   885,044,248  343,587,479  304,035,851
                                                           ------------  ------------  -----------  -----------
  Undistributed (overdistributed) net investment income at
    end of period                                             3,365,980     2,446,724      609,077      332,405

-----------------------------------------------------------------------------------------------------------------

                                                                 Columbia U.S.
                                                              Treasury Index Fund
                                                           ------------------------
                                                              Year         Year
                                                              Ended        Ended
                                                            March 31,    March 31,
                                                            2005 ($)     2004 ($)
------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Net investment income                                      5,724,688    6,344,371
  Net realized gain (loss) on investments                    1,476,938    1,750,382
  Net change in unrealized appreciation (depreciation) of
    investments                                             (8,114,835)  (1,115,885)
  Net realized loss on the disposal of investments in
    violation of restrictions                                       --           --
                                                           -----------  -----------
      Net increase (decrease) in net assets                   (913,209)   6,978,868

------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income:
    Class A                                                   (102,626)     (71,866)
    Class B                                                    (48,805)     (42,459)
    Class C                                                    (28,589)     (39,102)
    Class Z                                                 (6,355,186)  (8,035,668)
  From net realized gain on investments:
    Class A                                                         --           --
    Class B                                                         --           --
    Class C                                                         --           --
    Class Z                                                         --           --
                                                           -----------  -----------
      Total distributions                                   (6,535,206)  (8,189,095)

------------------------------------------------------------------------------------
Share Transactions:
Class A:
  Subscriptions                                              1,434,528    2,969,265
  Distributions reinvested                                      92,728       65,437
  Redemptions                                                 (714,542)    (911,170)
                                                           -----------  -----------
    Net increase                                               812,714    2,123,532
                                                           -----------  -----------
Class B:
  Subscriptions                                                432,007    1,218,879
  Distributions reinvested                                      38,418       35,446
  Redemptions                                                 (526,646)    (342,153)
                                                           -----------  -----------
    Net increase (decrease)                                    (56,221)     912,172
                                                           -----------  -----------
Class C:
  Subscriptions                                                151,345    1,812,421
  Distributions reinvested                                      26,683       35,183
  Redemptions                                               (1,088,477)    (402,597)
                                                           -----------  -----------
    Net increase (decrease)                                   (910,449)   1,445,007
                                                           -----------  -----------
Class Z:
  Subscriptions                                             20,048,883   22,283,569
  Distributions reinvested                                   4,257,354    5,420,382
  Redemptions                                              (42,856,819) (31,829,600)
                                                           -----------  -----------
    Net increase (decrease)                                (18,550,582)  (4,125,649)
                                                           -----------  -----------
  Net increase (decrease) in net assets from share
    transactions                                           (18,704,538)     355,062
                                                           -----------  -----------
  Net increase (decrease) in net assets                    (26,152,953)    (855,165)

------------------------------------------------------------------------------------
Net Assets
  Beginning of period                                      183,756,323  184,611,488
  End of period                                            157,603,370  183,756,323
                                                           -----------  -----------
  Undistributed (overdistributed) net investment income at
    end of period                                           (1,616,462)  (2,369,270)

------------------------------------------------------------------------------------


                                See Accompanying Notes to Financial Statements.

          STATEMENTS OF CHANGES IN NET ASSETS
                                              -----------------------
                                                Columbia Index Funds

                                          Columbia Large          Columbia Small           Columbia U.S.
                                        Company Index Fund      Company Index Fund      Treasury Index Fund
                                      ----------------------  ----------------------  ----------------------
                                         Year        Year        Year        Year        Year        Year
                                         Ended       Ended       Ended       Ended       Ended       Ended
                                       March 31,   March 31,   March 31,   March 31,   March 31,   March 31,
                                         2005        2004        2005        2004        2005        2004
-------------------------------------------------------------------------------------------------------------
Changes in shares:
Class A:
  Subscriptions                          553,477     720,713     363,993     193,060     132,252     268,516
  Issued for distributions reinvested     39,378       3,510      13,185          34       8,561       5,918
  Redemptions                           (142,703)   (286,488)    (94,228)    (76,007)    (66,279)    (82,172)
                                      ----------  ----------  ----------  ----------  ----------  ----------
    Net increase                         450,152     437,735     282,950     117,087      74,534     192,262
                                      ----------  ----------  ----------  ----------  ----------  ----------
Class B:
  Subscriptions                          206,554     340,334     108,067      64,063      39,868     108,265
  Issued for distributions reinvested     16,128       1,401       6,385          --       3,547       3,197
  Redemptions                            (80,421)    (29,162)    (19,037)     (2,469)    (48,761)    (30,959)
                                      ----------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease)              142,261     312,573      95,415      61,594      (5,346)     80,503
                                      ----------  ----------  ----------  ----------  ----------  ----------
Class C:
  Subscriptions                           50,804      74,917     110,702      74,135      13,996     161,242
  Issued for distributions reinvested      4,217         310       5,468          --       2,463       3,175
  Redemptions                            (12,655)    (11,376)    (20,238)    (11,121)   (100,177)    (36,366)
                                      ----------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease)               42,366      63,851      95,932      63,014     (83,718)    128,051
                                      ----------  ----------  ----------  ----------  ----------  ----------
Class Z:
  Subscriptions                        5,867,719   9,665,124   1,194,054   1,080,260   1,845,558   2,017,456
  Issued for distributions reinvested  1,334,902     409,266     788,281      47,534     393,099     487,935
  Redemptions                         (8,869,841) (7,950,992) (1,516,713) (1,856,573) (3,949,501) (2,874,041)
                                      ----------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease)           (1,667,220)  2,123,398     465,622    (728,779) (1,710,844)   (368,650)
                                      ----------  ----------  ----------  ----------  ----------  ----------



See Accompanying Notes to Financial Statements.

             NOTES TO FINANCIAL STATEMENTS
                                           -----------------------
             March 31, 2005                  Columbia Index Funds

Note 1. Organization

The Columbia Fund Trust V (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

    Columbia Large Company Index Fund
    Columbia Small Company Index Fund
    Columbia U.S. Treasury Index Fund

Investment Goals

Each Fund seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of its index.

Fund Shares

The Funds may issue an unlimited number of shares. Each Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a front-end sales charge based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Index Funds

agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

Realized and unrealized gains (losses) for each fund are allocated to each class of each Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class. For the Columbia Large Company Index Fund and the Columbia Small Company Index Fund, all income and expenses (other than class-specific expenses, as shown on the Statements of Operations) are allocated to each class of each Fund, based on the relative net assets of each class. For the Columbia U.S. Treasury Index Fund, all income and expenses (other than class-specific expenses, as shown on the Statements of Operations) are allocated to each class of the Fund, based on the settled shares method.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date for the Columbia Large Company Index Fund and Columbia Small Company Index Fund. Net realized capital gains, if any, are distributed at least annually. Dividends from net investment income are declared daily and paid monthly for the Columbia U.S. Treasury Index Fund.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments, market discount reclassifications, redemption based payments treated as dividend paid deduction, ROC dividend adjustment and discount premium/amortization on debt securities were identified and reclassified among the components of the Funds' net assets as follows:

                            Undistributed /
                           (Overdistributed) Accumulated
                            Net Investment   Net Realized   Paid-In
                                Income        Gain/Loss     Capital
          -----------------------------------------------------------
          Columbia Large
            Company
            Index Fund        $ (543,778)    $(2,505,323) $3,049,101
          -----------------------------------------------------------
          Columbia Small
            Company
            Index Fund           (68,031)         68,033          (2)
          -----------------------------------------------------------
          Columbia U.S.
            Treasury Index
            Fund               1,563,326      (1,563,324)         (2)
          -----------------------------------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Index Funds


The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                 March 31, 2005
          -----------------------------------------------------------
                                             Ordinary     Long-term
                                             Income*    Capital Gains
          -----------------------------------------------------------
          Columbia Large Company Index Fund $14,457,310   $31,143,606
          -----------------------------------------------------------
          Columbia Small Company Index Fund   2,406,445    16,271,705
          -----------------------------------------------------------
          Columbia U.S. Treasury Index Fund   6,535,206            --
          -----------------------------------------------------------

                                                  March 31, 2004
           ----------------------------------------------------------
                                              Ordinary    Long-term
                                              Income*   Capital Gains
           ----------------------------------------------------------
           Columbia Large Company Index Fund $9,883,333    $3,106,108
           ----------------------------------------------------------
           Columbia Small Company Index Fund    910,987            --
           ----------------------------------------------------------
           Columbia U.S. Treasury Index Fund  8,189,095            --
           ----------------------------------------------------------

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                          Undistributed Undistributed Net Unrealized
                            Ordinary      Long-term    Appreciation
                             Income     Capital Gains (Depreciation)*
         -------------------------------------------------------------
         Columbia Large
           Company Index
           Fund              $3,881,694   $17,951,539     $85,944,093
         -------------------------------------------------------------
         Columbia Small
           Company Index
           Fund                 918,798     4,179,912      78,647,672
         -------------------------------------------------------------
         Columbia U.S.
           Treasury Index
           Fund                 264,075            --        (457,953)
         -------------------------------------------------------------

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, REIT adjustments and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                           Net
                                                        Unrealized
                           Unrealized    Unrealized    Appreciation
                          Appreciation  Depreciation  (Depreciation)
           ----------------------------------------------------------
           Columbia Large
             Company
             Index Fund   $222,883,265 $(136,939,172)    $85,944,093
           ----------------------------------------------------------
           Columbia Small
             Company
             Index Fund    114,020,183   (35,372,511)     78,647,672
           ----------------------------------------------------------
           Columbia U.S.
             Treasury
             Index Fund      2,501,170    (2,959,123)       (457,953)
           ----------------------------------------------------------

The following capital loss carryforwards, determined as of March 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                           Columbia      Columbia      Columbia
              Year of    Large Company Small Company U.S. Treasury
              Expiration  Index Fund    Index Fund    Index Fund
              ----------------------------------------------------
              2009                  --            --      $388,326
              ----------------------------------------------------
              2013                  --            --       151,924
              ----------------------------------------------------
               Total                                       540,250
              ----------------------------------------------------

Under current tax rules, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2005, post-October capital losses of $166,054 attributed to security transactions for Columbia U.S. Treasury Index Fund were deferred to April 1, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and receives a monthly investment advisory fee at the annual rate of 0.10% of each Fund's average daily net assets.

Administration Fee

Columbia provides administrative services to the Funds pursuant to an administrative services agreement. Columbia, from the administration fee it receives from the Funds, pays all expenses of the Funds, except the fees and expenses of the Trustees who are not interested persons, service and distribution fees, brokerage fees and commissions, annual sub-account fees payable with respect to shares of the Funds held by defined contribution plans, interest on borrowings, taxes, and such extraordinary, non-recurring expenses as may arise, including litigation. Effective November 1, 2004, Columbia receives a monthly administration fee for its services as administrator, based on the average daily net assets from each Fund at the following annual rates:

                                                 Annual Fee Rate
               -------------------------------------------------
               Columbia Large Company Index Fund      0.10%
               -------------------------------------------------
               Columbia Small Company Index Fund      0.10%
               -------------------------------------------------
               Columbia U.S. Treasury Index Fund      0.30%
               -------------------------------------------------

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Index Funds


Prior to November 1, 2004, Columbia received a monthly administration fee at an annual rate of 0.30% of each Fund's average daily net assets.

For the year ended March 31, 2005, the effective administration fee rates for Columbia Large Company Index Fund, Columbia Small Company Index Fund and Columbia U.S. Treasury Index Fund were 0.22%, 0.21% and 0.30%, respectively.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Funds. For the year ended March 31, 2005, the Distributor has retained net underwriting discounts and net CDSC fees as follows:

                               Front-End
                              Sales Charge          CDSC
             -----------------------------------------------------
                                Class A    Class A Class B Class C
             -----------------------------------------------------
             Columbia Large
               Company Index
               Fund                $10,384    $ 24 $33,586  $1,047
             -----------------------------------------------------
             Columbia Small
               Company Index
               Fund                  8,196     213   4,669     795
             -----------------------------------------------------
             Columbia U.S.
               Treasury Index
               Fund                  1,035      --   5,967   1,495
             -----------------------------------------------------

The Funds have adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the 12b-1 fees of the U.S. Treasury Index Class C shares so that these fees do not exceed 0.85% annually of the average daily net assets attributable to Class C shares.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Sub-Account Services Fee

The Trust may enter into agreements with one or more entities, including affiliates of Columbia, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") for a fee of $21.00 per-account with respect to Class Z shares of the Funds held by defined contribution plans. Such entities are compensated by the Funds for the Sub-Account Services. For the year ended March 31, 2005, the Administrator reimbursed sub-account service fees in the amount of $84,032 and $16,051 for Columbia Large Company Index Fund and Columbia U.S. Treasury Index Fund Class Z shares, respectively.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Note 5. Portfolio Information

For the year ended March 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                       U.S Government Securities Other Investment Securities
        --------------------------------------------------------------------
                        Purchases      Sales      Purchases       Sales
        --------------------------------------------------------------------
        Columbia Large
          Company
          Index Fund   $        --  $        --  $104,891,344  $161,871,430
        --------------------------------------------------------------------
        Columbia Small
          Company
          Index Fund            --           --    60,202,161    55,216,695
        --------------------------------------------------------------------
        Columbia U.S.
          Treasury
          Index Fund    71,259,531   89,532,725            --            --
        --------------------------------------------------------------------

Note 6. Other

During the year ended March 31, 2005, Columbia Large Company Index Fund purchased shares of Fisher Scientific International, Inc. in violation of investment restrictions. The cost of the violation to the Fund was $97. The Fund is in the process of being reimbursed by Columbia.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Index Funds


Note 7. Line of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations.

For the year ended March 31, 2005, the Funds did not borrow under this arrangement.

Note 8. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. "At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined."

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Index Funds

the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.

For the year ended March 31, 2005, Columbia has assumed $45,326, $15,870 and $8,782 for the Columbia Large Company Index Fund, Columbia Small Company Index Fund and Columbia U.S. Treasury Index Fund, respectively, of legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

Note 9. Proposed Reorganization

On February 10, 2005, the Board of Trustees of the Funds approved a proposal to merge the Columbia Large Company Index Fund into the Nations LargeCap Index Fund. Also on that date, the Board of Trustees approved a proposal to merge the Columbia Small Company Index Fund into the Nations SmallCap Index Fund. The proposals are subject to approval by shareholders of the Funds and the satisfaction of certain other conditions. The mergers, if approved, are expected to be completed in the third quarter of 2005.

             FINANCIAL HIGHLIGHTS
                                  ---------------------------------
                                  Columbia Large Company Index Fund


Selected data for a share outstanding throughout each period is as follows:

                                                       Year Ended  Year Ended  Period Ended
                                                       March 31,   March 31,    March 31,
Class A Shares                                            2005      2004 (a)     2003 (b)
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $26.98      $20.44       $22.19
-------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                  0.43(d)     0.27         0.07
Net realized and unrealized gain (loss) on investments     1.24        6.64        (1.51)
                                                        -------     -------      -------
Total from investment operations                           1.67        6.91        (1.44)
-------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.38)      (0.26)       (0.25)
From net realized gains                                   (1.05)      (0.11)       (0.06)
                                                        -------     -------      -------
Total distributions declared to shareholders              (1.43)      (0.37)       (0.31)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $27.22      $26.98       $20.44
Total return (e)                                          6.11%      33.90%(f)   (6.58)%(g)
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  0.57%       0.63%        0.65%(h)
Net investment income                                     1.59%       1.07%        1.13%(h)
Waiver/reimbursement                                         --       0.02%           --
Portfolio turnover rate                                     12%         10%          13%
Net assets, end of period (000's)                       $24,398     $12,036         $170
-------------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty Large Company Index Fund was renamed Columbia Large Company Index Fund.
(b)Class A shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Net investment income per share reflects a special dividend which amounted to $0.08 per share.
(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)Annualized.

                                                       Year Ended  Year Ended  Period Ended
                                                       March 31,   March 31,    March 31,
Class B Shares                                            2005      2004 (a)     2003 (b)
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $26.89      $20.35       $22.19
-------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                  0.21(d)     0.09         0.03
Net realized and unrealized gain (loss) on investments     1.24        6.63        (1.56)
                                                        -------      ------      -------
Total from investment operations                           1.45        6.72        (1.53)
-------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.18)      (0.07)       (0.25)
From net realized gains                                   (1.05)      (0.11)       (0.06)
                                                        -------      ------      -------
Total distributions declared to shareholders              (1.23)      (0.18)       (0.31)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $27.11      $26.89       $20.35
Total return (e)                                          5.29%      33.05%(f)   (7.00)%(g)
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  1.32%       1.38%        1.40%(h)
Net investment income                                     0.79%       0.34%        0.50%(h)
Waiver/reimbursement                                         --       0.02%           --
Portfolio turnover rate                                     12%         10%          13%
Net assets, end of period (000's)                       $13,027      $9,093         $521
-------------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty Large Company Index Fund was renamed Columbia Large Company Index Fund.
(b)Class B shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Net investment income per share reflects a special dividend which amounted to $0.08 per share.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)Annualized.

             FINANCIAL HIGHLIGHTS
                                  ---------------------------------
                                  Columbia Large Company Index Fund


Selected data for a share outstanding throughout each period is as follows:

                                                       Year Ended  Year Ended  Period Ended
                                                       March 31,   March 31,    March 31,
Class C Shares                                            2005      2004 (a)     2003 (b)
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $26.95      $20.40       $22.19
-------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                  0.22(d)     0.08         0.02
Net realized and unrealized gain (loss) on investments     1.24        6.65        (1.50)
                                                         ------      ------      -------
Total from investment operations                           1.46        6.73        (1.48)
-------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.18)      (0.07)       (0.25)
From net realized gains                                   (1.05)      (0.11)       (0.06)
                                                         ------      ------      -------
Total distributions declared to shareholders              (1.23)      (0.18)       (0.31)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $27.18      $26.95       $20.40
Total return (e)                                          5.32%      33.01%(f)   (6.77)%(g)
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  1.32%       1.38%        1.40%(h)
Net investment income                                     0.80%       0.33%        0.37%(h)
Waiver/reimbursement                                         --       0.02%           --
Portfolio turnover rate                                     12%         10%          13%
Net assets, end of period (000's)                        $3,133      $1,965         $185
-------------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty Large Company Index Fund was renamed Columbia Large Company Index Fund.
(b)Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Net investment income per share reflects a special dividend which amounted to $0.08 per share.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)Annualized.

                                                                          Year Ended March 31,
                                                       ---------------------------------------------------------
Class Z Shares                                              2005       2004 (a)    2003 (b)     2002      2001
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $27.01         $20.45      $27.55      $29.32    $42.14
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                                      0.46(c)(d)     0.32(c)     0.28(c)     0.25      0.26
Net realized and unrealized gain (loss) on investments     1.27           6.66       (7.07)      (0.33)    (8.85)
                                                       --------       --------    --------    --------  --------
Total from investment operations                           1.73           6.98       (6.79)      (0.08)    (8.59)
-----------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.43)         (0.31)      (0.25)      (0.25)    (0.26)
From net realized gains                                   (1.05)         (0.11)      (0.06)      (1.44)    (3.97)
                                                       --------       --------    --------    --------  --------
Total distributions declared to shareholders              (1.48)         (0.42)      (0.31)      (1.69)    (4.23)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $27.26         $27.01      $20.45      $27.55    $29.32
Total return (e)(f)                                       6.31%         34.21%    (24.72)%     (0.08)%  (21.54)%
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  0.39%          0.46%       0.51%       0.49%     0.47%
Net investment income                                     1.69%          1.28%       1.24%       0.88%     0.74%
Waiver/reimbursement                                      0.01%          0.03%         --%(g)    0.01%     0.01%
Portfolio turnover rate                                     12%            10%         13%          8%       15%
Net assets, end of period (000's)                      $824,382       $861,950    $609,202    $841,016  $821,147
-----------------------------------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty Large Company Index Fund was renamed Columbia Large Company Index Fund.
(b)On December 9, 2002, the Galaxy II Large Company Index Fund was renamed Liberty Large Company Index Fund, Class Z shares.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Net investment income per share reflects a special dividend which amounted to $0.08 per share.
(e)Total return at net asset value assuming all distributions reinvested.
(f)Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)Rounds to less than 0.01%.

             FINANCIAL HIGHLIGHTS
                                  ---------------------------------
                                  Columbia Small Company Index Fund

Selected data for a share outstanding throughout each period is as follows:

                                                       Year Ended Year Ended Period Ended
                                                       March 31,  March 31,   March 31,
Class A Shares                                            2005     2004 (a)    2003 (b)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $19.58     $12.63      $14.19
-----------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                  0.12       0.04        0.02
Net realized and unrealized gain (loss) on investments     2.32       6.94       (1.26)
                                                         ------     ------     -------
Total from investment operations                           2.44       6.98       (1.24)
-----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.08)     (0.03)      (0.09)
From net realized gains                                   (1.08)        --       (0.23)
Return of capital                                            --         --          --(d)
                                                         ------     ------     -------
Total distributions declared to shareholders              (1.16)     (0.03)      (0.32)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $20.86     $19.58      $12.63
Total return (e)                                         12.37%     55.26%     (8.91)%(f)
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  0.57%      0.66%       0.65%(g)
Net investment income                                     0.58%      0.24%       0.34%(g)
Portfolio turnover rate                                     17%        20%         27%
Net assets, end of period (000's)                        $8,351     $2,299          $4
-----------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty Small Company Index Fund was renamed Columbia Small Company Index Fund.
(b)Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Rounds to less than $0.01 per share.
(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)Not annualized.
(g)Annualized.

                                                       Year Ended Year Ended Period Ended
                                                       March 31,  March 31,   March 31,
Class B Shares                                            2005     2004 (a)    2003 (b)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $19.41     $12.60      $14.19
-----------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (c)                                   (0.04)     (0.09)      (0.02)
Net realized and unrealized gain (loss) on investments     2.30       6.90       (1.25)
                                                        -------    -------     -------
Total from investment operations                           2.26       6.81       (1.27)
-----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                   --         --       (0.09)
From net realized gains                                   (1.08)        --       (0.23)
Return of capital                                            --         --          --(d)
                                                        -------    -------     -------
Total distributions declared to shareholders              (1.08)        --       (0.32)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $20.59     $19.41      $12.60
Total return (e)                                         11.57%     54.05%     (9.15)%(f)
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  1.32%      1.41%       1.40%(g)
Net investment loss                                     (0.19)%    (0.51)%     (0.40)%(g)
Portfolio turnover rate                                     17%        20%         27%
Net assets, end of period (000's)                        $3,387     $1,340         $94
-----------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty Small Company Index Fund was renamed Columbia Small Company Index Fund.
(b)Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Rounds to less than $0.01 per share.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Not annualized.
(g)Annualized.

             FINANCIAL HIGHLIGHTS
                                  ---------------------------------
                                  Columbia Small Company Index Fund

Selected data for a share outstanding throughout each period is as follows:

                                                       Year Ended Year Ended Period Ended
                                                       March 31,  March 31,   March 31,
Class C Shares                                            2005     2004 (a)    2003 (b)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $19.43     $12.62      $14.19
-----------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (c)                                   (0.04)     (0.09)      (0.03)
Net realized and unrealized gain (loss) on investments     2.31       6.90       (1.22)
                                                        -------    -------     -------
Total from investment operations                           2.27       6.81       (1.25)
-----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                   --         --       (0.09)
From net realized gains                                   (1.08)        --       (0.23)
Return of capital                                            --         --          --(d)
                                                        -------    -------     -------
Total distributions declared to shareholders              (1.08)        --       (0.32)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $20.62     $19.43      $12.62
Total return (e)                                         11.61%     53.96%     (9.01)%(f)
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  1.32%      1.41%       1.40%(g)
Net investment loss                                     (0.18)%    (0.52)%     (0.70)%(g)
Portfolio turnover rate                                     17%        20%         27%
Net assets, end of period (000's)                        $3,278     $1,225          $1
-----------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty Small Company Index Fund was renamed Columbia Small Company Index Fund.
(b)Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Rounds to less than $0.01 per share.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Not annualized.
(g)Annualized.

                                                                        Year Ended March 31,
                                                       ------------------------------------------------------
Class Z Shares                                            2005      2004 (a)    2003 (b)     2002      2001
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $19.60      $12.64      $17.36      $15.15    $17.92
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                                      0.15(c)     0.08(c)     0.07(c)     0.08      0.07
Net realized and unrealized gain (loss) on investments     2.35        6.94       (4.46)       3.04     (0.47)
                                                       --------    --------    --------    --------  --------
Total from investment operations                           2.50        7.02       (4.39)       3.12     (0.40)
--------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.13)      (0.06)      (0.08)      (0.11)    (0.04)
From net realized gains                                   (1.08)         --       (0.23)      (0.80)    (2.33)
Return of capital                                            --          --       (0.02)         --        --
                                                       --------    --------    --------    --------  --------
Total distributions declared to shareholders              (1.21)      (0.06)      (0.33)      (0.91)    (2.37)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $20.89      $19.60      $12.64      $17.36    $15.15
Total return (d)                                         12.66%      55.58%    (25.47)%(e)   21.32%   (2.33)%
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  0.32%       0.41%       0.41%       0.41%     0.41%
Net investment income                                     0.78%       0.47%       0.47%       0.43%     0.48%
Waiver/reimbursement                                         --          --         --%(f)       --        --
Portfolio turnover rate                                     17%         20%         27%         21%       41%
Net assets, end of period (000's)                      $328,570    $299,171    $202,183    $291,111  $253,860
--------------------------------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty Small Company Index Fund was renamed Columbia Small Company Index Fund.
(b)On November 25, 2002, the Galaxy II Small Company Index Fund was renamed Liberty Small Company Index Fund, Class Z shares.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested.
(e)Had the Administrator not waived a portion of expenses, total return would have been reduced.
(f)Rounds to less than 0.01%.

             FINANCIAL HIGHLIGHTS
                                  ---------------------------------
                                  Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

                                                       Year Ended Year Ended Period Ended
                                                       March 31,  March 31,   March 31,
Class A Shares                                            2005     2004 (a)    2003 (b)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $11.18     $11.25      $11.05
-----------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                  0.35       0.35        0.19
Net realized and unrealized gain (loss) on investments    (0.41)      0.05        0.15
                                                        -------     ------      ------
Total from investment operations                          (0.06)      0.40        0.34
-----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.40)     (0.47)      (0.14)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $10.72     $11.18      $11.25
Total return (d)                                        (0.48)%      3.70%       3.12%(e)
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  0.66%      0.66%       0.65%(f)
Net investment income                                     3.22%      3.14%       4.86%(f)
Portfolio turnover rate                                     44%        42%         48%
Net assets, end of period (000's)                        $3,314     $2,625        $477
-----------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Not annualized.
(f)Annualized.

                                                       Year Ended Year Ended Period Ended
                                                       March 31,  March 31,   March 31,
Class B Shares                                            2005     2004 (a)    2003 (b)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $11.18     $11.25      $11.05
-----------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                  0.27       0.27        0.17
Net realized and unrealized gain (loss) on investments    (0.41)      0.05        0.15
                                                        -------     ------      ------
Total from investment operations                          (0.14)      0.32        0.32
-----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.32)     (0.39)      (0.12)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $10.72     $11.18      $11.25
Total return (d)                                        (1.23)%      2.91%       2.87%(e)
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  1.41%      1.41%       1.40%(f)
Net investment income                                     2.48%      2.44%       4.25%(f)
Portfolio turnover rate                                     44%        42%         48%
Net assets, end of period (000's)                        $1,451     $1,574        $678
-----------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Not annualized.
(f)Annualized.

             FINANCIAL HIGHLIGHTS
                                  ---------------------------------
                                  Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

                                                       Year Ended Year Ended Period Ended
                                                       March 31,  March 31,   March 31,
Class C Shares                                            2005     2004 (a)    2003 (b)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $11.18     $11.25      $11.05
-----------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                  0.29       0.28        0.27
Net realized and unrealized gain (loss) on investments    (0.41)      0.06        0.05
                                                        -------     ------      ------
Total from investment operations                          (0.12)      0.34        0.32
-----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.34)     (0.41)      (0.12)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $10.72     $11.18      $11.25
Total return (d)(e)                                     (1.07)%      3.07%       2.92%(f)
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  1.26%      1.26%       1.25%(g)
Net investment income                                     2.67%      2.56%       6.87%(g)
Waiver/reimbursement                                      0.15%      0.15%       0.15%(g)
Portfolio turnover rate                                     44%        42%         48%
Net assets, end of period (000's)                          $869     $1,843        $414
-----------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.

                                                                          Year Ended March 31,
                                                       ---------------------------------------------------------
Class Z Shares                                            2005      2004 (a)    2003 (b)       2002       2001
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $11.18      $11.26      $10.40      $10.66       $10.13
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                                      0.38(c)     0.39(c)     0.46(c)     0.51(d)      0.61
Net realized and unrealized gain (loss) on investments    (0.41)       0.03        0.90       (0.19)(d)     0.53
                                                       --------    --------    --------    --------     --------
Total from investment operations                          (0.03)       0.42        1.36        0.32         1.14
-----------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.43)      (0.50)      (0.50)      (0.58)       (0.61)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $10.72      $11.18      $11.26      $10.40       $10.66
Total return (e)                                        (0.25)%(f)    3.85%(f)   13.28%(f)    3.03%(f)    11.60%
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses                                                  0.42%       0.42%       0.42%       0.42%        0.42%
Net investment income                                     3.47%       3.49%       4.21%       4.84%(d)     5.90%
Waiver/reimbursement                                      0.01%       0.01%         --%(g)    0.01%           --
Portfolio turnover rate                                     44%         42%         48%         47%          53%
Net assets, end of period (000's)                      $151,969    $177,714    $183,042    $160,180     $163,619
-----------------------------------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)On November 25, 2002, the Galaxy II U.S. Treasury Index Fund was renamed Liberty U.S. Treasury Index Fund, Class Z shares.
(c)Per share data was calculated using average shares outstanding during the period.
(d)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective April 1, 2001. The effect of the change for the year ended March 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets was $(0.07), $0.07 and (0.63)%, respectively.
(e)Total return at net asset value assuming all distributions reinvested.
(f)Had the Administrator not waived a portion of expenses, total return would have been reduced.
(g)Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        -----------------------
                                                          Columbia Index Funds

To the Trustees of Columbia Funds Trust V and the Shareholders of Columbia Large Company Index Fund, Columbia Small Company Index Fund, and Columbia U.S. Treasury Index Fund
In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Large Company Index Fund, Columbia Small Company Index Fund and Columbia U.S. Treasury Index Fund (the "Funds") (each a series of Columbia Funds Trust V) at March 31, 2005, and the results of its operations, the changes in each of their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for periods prior to April 1, 2003 were audited by another independent registered public accounting firm whose report dated May 16, 2003 expressed an unqualified opinion on these highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2005

                 UNAUDITED INFORMATION
                                       -----------------------
                                         Columbia Index Funds

Federal Income Tax Information

Columbia Large Company Index Fund

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended March 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 100.00% of income distributed by the Fund for the year-ended March 31, 2005, represents qualified dividend income subject to the 15% income tax rate category.

For the fiscal year ended March 31, 2005, the Fund designates long-term capital gains of $47,538,474.

Columbia Small Company Index Fund

96.10% of the ordinary income distributed by the Fund, for the fiscal year ended March 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 100.00% of income distributed by the Fund for the year-ended March 31, 2005, represents qualified dividend income subject to the 15% income tax rate category.

For the fiscal year ended March 31, 2005, the Fund designates long-term capital gains of $10,892,651.

                        TRUSTEES
                                 -----------------------
                                   Columbia Index Funds

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
Douglas A. Hacker (Age 49)                     Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                 December, 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                              September, 2001 to December, 2002; Executive Vice President and Chief
Trustee (since 1996)                           Financial Officer of United Airlines from July, 1999 to September, 2001;
                                               Senior Vice President-Finance from March, 1993 to July, 1999). Oversees
                                               104, None
                                               ---------------------------------------------------------------------------
Janet Langford Kelly (Age 47)                  Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm); Adjunct
9534 W. Gull Lake Drive                        Professor of Law, Northwestern University, since September, 2004 (formerly
Richland, MI 49083-8530                        Chief Administrative Officer and Senior Vice President, Kmart Holding
Trustee (since 1996)                           Corporation (consumer goods), from September, 2003 to March, 2004;
                                               Executive Vice President-Corporate Development and Administration, General
                                               Counsel and Secretary, Kellogg Company (food manufacturer), from
                                               September, 1999 to August, 2003; Senior Vice President, Secretary and
                                               General Counsel, Sara Lee Corporation (branded, packaged,
                                               consumer-products manufacturer) from January, 1995 to September, 1999).
                                               Oversees 104, None
                                               ---------------------------------------------------------------------------
Richard W. Lowry (Age 69)                      Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                         Officer, U.S. Plywood Corporation (building products manufacturer)).
Vero Beach, FL 32963                           Oversees 106/3/, None
Trustee (since 1995)
                                               ---------------------------------------------------------------------------
Charles R. Nelson (Age 62)                     Professor of Economics, University of Washington, since January, 1976;
Department of Economics                        Ford and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                       Washington, since September, 1993 (formerly Director, Institute for
Seattle, WA 98195                              Economic Research, University of Washington from September, 2001 to June,
Trustee (since 1981)                           2003) Adjunct Professor of Statistics, University of Washington, since
                                               September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                               since September, 1993; consultant on econometric and statistical matters.
                                               Oversees 104, None
                                               ---------------------------------------------------------------------------
John J. Neuhauser (Age 62)                     Academic Vice President and Dean of Faculties since August, 1999, Boston
84 College Road                                College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                   September, 1977 to August, 1999). Oversees 106/3/, Saucony, Inc. (athletic
Trustee (since 1985)                           footwear)
                                               ---------------------------------------------------------------------------


                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

--------------------------------------------------------------------------------
                               Columbia Index Funds

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
Patrick J. Simpson (Age 61)                    Partner, Perkins Coie L.L.P. (law firm). Oversees 104, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                               ---------------------------------------------------------------------------
Thomas E. Stitzel (Age 69)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                         1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                Analyst. Oversees 104, None
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
Thomas C. Theobald (Age 68)                    Partner and Senior Advisor, Chicago Growth Partners (private equity
8 Sound Shore Drive,                           investing) since September, 2004 (formerly Managing Director, William
Suite 285                                      Blair Capital Partners (private equity investing) from September, 1994 to
Greenwich, CT 06830                            September, 2004). Oversees 104, Anixter International (network support
Trustee and Chairman of the Board/4/           equipment distributor); Ventas, Inc. (real estate investment trust); Jones
(since 1996)                                   Lang LaSalle (real estate management services) and Ambac Financial Group
                                               (financial guaranty insurance)
                                               ---------------------------------------------------------------------------
Anne-Lee Verville (Age 59)                     Retired since 1997 (formerly General Manager, Global Education Industry,
359 Stickney Hill Road                         IBM Corporation (computer and technology) from 1994 to 1997). Oversees
Hopkinton, NH 03229                            104, Chairman of the Board of Directors, Enesco Group, Inc. (designer,
Trustee (since 1998)                           importer and distributor of giftware and collectibles)
                                               ---------------------------------------------------------------------------
Richard L. Woolworth (Age 64)                  Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street                         Officer, The Regence Group (regional health insurer); Chairman and Chief
#1500                                          Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Portland, OR 97207                             Accountant, Arthur Young & Company). Oversees 104, Northwest Natural Gas
Trustee (since 1991)                           Co. (natural gas service provider)
                                               ---------------------------------------------------------------------------

Interested Trustee
William E. Mayer/2/ (Age 65)                   Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                (formerly Partner, Development Capital LLC from November 1996 to February,
Suite 3204                                     1999). Oversees 106/3/, Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                             (financial service provider); Reader's Digest (publishing); OPENFIELD
Trustee (since 1994)                           Solutions (retail industry technology provider)
                                               ---------------------------------------------------------------------------


                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.
                                   The Statement of Additional Information
                                   Includes additional information about the
                                   Trustees of the Funds and is available,
                                   without charge, upon request by calling
                                   800-426-3750.

                        OFFICERS
                                 -----------------------
                                   Columbia Index Funds

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office   Principal occupation(s) during past five years

Christopher L. Wilson (Age 47)                     Head of Mutual Funds since August, 2004 and Senior Vice President of the
One Financial Center                               Advisor since January, 2005; President of the Columbia Funds, Liberty
Boston, MA 02111                                   Funds and Stein Roe Funds since October, 2004; President and Chief
President (since 2004)                             Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds since April 2005; Director of Bank of America Global
                                                   Liquidity Funds, plc since May 2005; Director of Banc of America Capital
                                                   Management (Ireland), Limited since May 2005; Senior Vice President of
                                                   BACAP Distributors LLC since January, 2005; Director of FIM Funding, Inc.
                                                   since January, 2005; Senior Vice President of Columbia Funds Distributor,
                                                   Inc. since January, 2005; Director of Columbia Funds Services, Inc. since
                                                   January, 2005 (formerly President and Chief Executive Officer, CDC IXIS
                                                   Asset Management Services, Inc. from September, 1998 to August, 2004).
                                                   ---------------------------------------------------------------------------
J. Kevin Connaughton (Age 40)                      Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                               Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                   President of the Advisor since April, 2003 (formerly President of the
Treasurer (since 2000)                             Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                   October, 2004; Chief Accounting Officer and Controller of the Liberty
                                                   Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from
                                                   December, 2002 to December, 2004 and President from February, 2004 to
                                                   December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC;
                                                   Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).
                                                   ---------------------------------------------------------------------------
Mary Joan Hoene (Age 54)                           Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street                                Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004
New York, NY 10005                                 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to
Senior Vice President and                          August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999
Chief Compliance Officer (since 2004)              to December, 2000; Vice President and Counsel, Equitable Life Assurance
                                                   Society of the United States from April, 1998 to November, 1999).
                                                   ---------------------------------------------------------------------------
Michael G. Clarke (Age 35)                         Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                               Funds and All-Star Funds since October, 2004 (formerly Controller of the
Boston, MA 02111                                   Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from
Chief Accounting Officer (since 2004)              May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May,
                                                   2004; Vice President, Product Strategy & Development of the Liberty Funds
                                                   and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August,
                                                   1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May,
                                                   1997 to August, 1999).
                                                   ---------------------------------------------------------------------------
Jeffrey R. Coleman (Age 35)                        Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                               All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                   Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
Controller (since 2004)                            Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                   Assistant Vice President of CDC IXIS Asset Management Services, Inc. and
                                                   Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February,
                                                   2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).
                                                   ---------------------------------------------------------------------------
R. Scott Henderson (Age 45)                        Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                               December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                   September, 2004; Executive Director and General Counsel, Massachusetts
Secretary (since 2004)                             Pension Reserves Investment Management Board from September, 1997 to
                                                   March, 2001).
                                                   ---------------------------------------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
                                                                   -----------------------
                                                                     Columbia Index Funds

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. During the most recent six months covered by this report, the Board reviewed and approved the management contracts ("Advisory Agreements") with Columbia Management Advisors, Inc. ("CMA") for the Funds.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreements. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Funds under the Advisory Agreements. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares./1/

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Fund Performance and Expenses

CMA provided the Board with relative performance and expense information for the Funds in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered each Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in each Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding each Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by

/1/On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor,
   Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

                             -----------------------
                               Columbia Index Funds


Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Boards also considered information is the Lipper report that ranked each Funds based on (i) each Fund's one-year performance and actual advisory fees,
(ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper Report, CMA determined an overall score for each Fund. The Committee and the Board also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported the approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

Profitability

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

                             -----------------------
                              Columbia Index Funds


Economies of Scale

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

Information about Services to Other Clients

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

Other Benefits to CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

Other Factors and Broader Review

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

                     COLUMBIA FUNDS
                                    -----------------------
                                      Columbia Index Funds

------------------------  ---------------------------------------------------------------------------
           Large Growth   Columbia Growth Stock
                          Columbia Large Cap Growth
                          Columbia Tax-Managed Growth
                          Columbia Tax-Managed Growth II*
                          Columbia Young Investor
                          ---------------------------------------------------------------------------
            Large Value   Columbia Disciplined Value
                          Columbia Growth & Income
                          Columbia Large Cap Core
                          Columbia Tax-Managed Value*
                          ---------------------------------------------------------------------------
          Midcap Growth   Columbia Acorn Select
                          Columbia Mid Cap Growth
                          ---------------------------------------------------------------------------
           Midcap Value   Columbia Dividend Income
                          Columbia Mid Cap Value*
                          Columbia Strategic Investor
                          ---------------------------------------------------------------------------
           Small Growth   Columbia Acorn
                          Columbia Acorn USA
                          Columbia Small Company Equity
                          ---------------------------------------------------------------------------
            Small Value   Columbia Small Cap
                          Columbia Small Cap Value
                          ---------------------------------------------------------------------------
               Balanced   Columbia Asset Allocation
                          Columbia Balanced
                          Columbia Liberty Fund
                          Columbia Thermostat
                          ---------------------------------------------------------------------------
              Specialty   Columbia Real Estate Equity
                          Columbia Technology
                          Columbia Utilities
                          ---------------------------------------------------------------------------
   Taxable Fixed-Income   Columbia Corporate Bond
                          Columbia Federal Securities
                          Columbia Fixed Income Securities
                          Columbia High Yield
                          Columbia High Yield Opportunities
                          Columbia Income
                          Columbia Intermediate Bond
                          Columbia Intermediate Government Income*
                          Columbia Quality Plus Bond
                          Columbia Short Term Bond*
                          Columbia Strategic Income
                          ---------------------------------------------------------------------------
             Tax Exempt   Columbia High Yield Municipal
                          Columbia Intermediate Tax-Exempt Bond
                          Columbia Managed Municipals*
                          Columbia National Municipal Bond**
                          Columbia Tax-Exempt
                          Columbia Tax-Exempt Insured
                          ---------------------------------------------------------------------------
Single State Tax Exempt   Columbia California Tax-Exempt
                          Columbia Connecticut Intermediate Municipal Bond
                          Columbia Connecticut Tax-Exempt
                          Columbia Florida Intermediate Municipal Bond*
                          Columbia Massachusetts Intermediate Municipal Bond
                          Columbia Massachusetts Tax-Exempt
                          Columbia New Jersey Intermediate Municipal Bond
                          Columbia New York Intermediate Municipal Bond
                          Columbia New York Tax-Exempt
                          Columbia Oregon Municipal Bond
                          Columbia Pennsylvania Intermediate Municipal Bond*
                          Columbia Rhode Island Intermediate Municipal Bond

--------------------------------------------------------------------------------
                               Columbia Index Funds

---------------------  ---------------------------------------------------------------------------
        Money Market   Columbia Money Market
                       Columbia Municipal Money Market
                       ---------------------------------------------------------------------------
International/Global   Columbia Acorn International
                       Columbia Acorn International Select
                       Columbia Global Equity
                       Columbia International Stock
                       Columbia Newport Greater China
                       Columbia Newport Tiger*
                       ---------------------------------------------------------------------------
               Index   Columbia Large Company Index*
                       Columbia Small Company Index*
                       Columbia U.S. Treasury Index


                                   Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.


                                  *The fund will be closed to new investments
                                   after the close of business on April 29, 2005. The fund's trustees have approved the merger, which is scheduled to occur during September and October, pending shareholder approval.
                                 **The fund will be closed to new investments
                                   after the close of business on April 29, 2005. The fund's trustees have approved the liquidation, which is scheduled to occur during September, pending shareholder approval.
                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.
                                   Columbia Management Group and Columbia
                                   Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

        IMPORTANT INFORMATION ABOUT THIS REPORT
                                                -----------------------
                                                  Columbia Index Funds

Transfer Agent
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Index Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

                                    [GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an email message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Index Fund Annual Report, March 31, 2005

Columbia Management(R)

(C) 2005 Columbia Funds Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                                   -------------
                                                                     PRSRT STD
                                                                    U.S. Postage
                                                                        PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20
                                                                   -------------


                                               IF-02/052 V-0405 (05/05)  05/5548

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed in aggregate for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

  2005      2004
-------   -------
$65,700   $62,600

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

  2005      2004
-------   -------
$11,100   $12,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

  2005      2004
-------   -------
$12,000   $11,800

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

2005   2004
----   ----
 $0     $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimus" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. General Overview

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds

(collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. General Procedures

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     . A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     . The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
     . The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
     . If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. Reporting to the Audit Committee

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     .    A general description of the services, and
     .    Actual billed and projected fees, and
     . The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. Amendments; Annual Approval by Audit Committee

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2005 and March 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended March 31, 2005 and March 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended March 31, 2005 and March 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended March 31, 2005 and March 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $93,500 and $95,000, respectively. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended March 31, 2005 and March 31, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Trust V


By (Signature and Title) /S/ Christopher L. Wilson
                         -----------------------------------
                         Christopher L. Wilson, President

Date May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title) /S/ Christopher L. Wilson
                         -----------------------------------
                         Christopher L. Wilson, President

Date May 27, 2005


By (Signature and Title) /S/ J. Kevin Connaughton
                         -----------------------------------
                         J. Kevin Connaughton, Treasurer

Date May 27, 2005